UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LIQUIDITY SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fellow Stockholders:
We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Liquidity Services, Inc. to be held on Thursday, February 25, 2021, at 3:00 p.m., Eastern Time, at the offices of Liquidity Services, Inc. at 6931 Arlington Road, Suite 200, Bethesda, MD 20814.
Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each voting option.
Thank you for your ongoing support and continued interest in Liquidity Services, Inc.
Sincerely,
WILLIAM P. ANGRICK, III
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF LIQUIDITY SERVICES, INC. STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on February 25, 2021: This Notice of Annual Meeting of Stockholders and Proxy Statement, Annual Report and Other Proxy Materials are Available at www.envisionreports.com/LQDT.
Time and Date	3:00 p.m., Eastern Time, on February 25, 2021.
Place	The offices of Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814.
Items of Business
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Elect each of the Class III directors named in the proxy statement to the Board of Directors to hold office until our Annual Meeting of Stockholders in 2024 or until his or her successor has been elected or appointed;

•
Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2021;

•
Approve an advisory resolution on executive compensation; and

•
Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a stockholder as of the close of business on January 6, 2021.

Annual Meeting Admission
You will need an admission ticket or proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a broker, bank or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Liquidity Services, Inc. stock as of the close of business on January 6, 2021, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you would rather have an admission ticket, you may obtain one in advance by mailing a written request, along with proof of your ownership of Liquidity Services, Inc. stock as of the close of business on January 6, 2021, to: Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814, Attention: Corporate Secretary. All stockholders also must present a form of personal identification to be admitted to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instruction card as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers” beginning on page 2 of this proxy statement and the instructions on the proxy or voting instruction card. You may revoke a proxy before its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement. Any stockholder attending the Annual Meeting may personally vote on all matters considered, in which event the signed proxy will be revoked.

This Notice of Annual Meeting of Stockholders, proxy statement, proxy card and voting instructions and our 2020 Annual Report are first being mailed on or about January 25, 2021.
By Order of the Board of Directors,
/s/ Mark A. Shaffer
MARK A. SHAFFER
Chief Legal Officer and Corporate Secretary

PROXY STATEMENT SUMMARY
PROPOSALS REQUIRING YOUR VOTE	BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1 – ELECTION OF CLASS III DIRECTORS	FOR each director nominee	26
Proposal 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR	38
Proposal 3 – APPROVAL OF ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	FOR	40

QUESTIONS AND ANSWERS
Q.
Why did I receive these proxy materials?

A.
You are receiving these proxy materials because our records indicate you held shares of our common stock as of the close of business on January 6, 2021 (the “Record Date”), which entitles you to vote at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of such meeting. These proxy materials are part of a solicitation by the Board of Directors for use at the Annual Meeting. If you would prefer to attend the Annual Meeting in person, you are invited to do so.

Unless the context otherwise requires, the terms “us,” “we,” “our” and the “Company” include Liquidity Services, Inc. and its consolidated subsidiaries. The terms “Board of Directors” and “Board” mean the Board of Directors of the Company.
Q.
When and where is the Annual Meeting?

A.
The Annual Meeting will take place on Thursday, February 25, 2021 at 3:00 p.m., Eastern Time at our corporate headquarters located at 6931 Arlington Road, Suite 200, Bethesda, Maryland 20814.

Q.
When were these proxy materials mailed?

A.
This Notice of Annual Meeting of Stockholders, proxy statement, proxy card and voting instructions and our 2020 Annual Report are first being mailed on or about January 25, 2021.

Q.
Who may vote at the Annual Meeting?

A.
All holders of common stock of the Company as of the close of business on the Record Date are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 33,460,110 shares of common stock outstanding and entitled to vote.

All stockholders entitled to vote will vote together as a single class on each matter properly brought before the Annual Meeting.
Q.
What shares can I vote?

A.
You can vote all shares of the Company’s common stock you owned on the Record Date, which includes shares you hold as the stockholder of record and shares you hold as a beneficial owner.

Each outstanding share of the Company’s common stock entitles its holder to cast one vote on each director nominee and one vote on each other matter to be voted upon.
Q.
What is the difference between holding shares as the stockholder of record and as the beneficial owner?

A.
If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, these proxy materials and our fiscal 2020 Annual Report have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. Access to these proxy materials and our fiscal 2020 Annual Report was provided to you by your bank, broker or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you may direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.
Q.
What do I need to bring to the Annual Meeting?

A.
You must bring these two items with you to enter the Annual Meeting:

(1)
Your admission ticket, and

(2)
Photo identification, such as a driver’s license or passport.

Q.
Where is my admission ticket?

A.
If you are a stockholder of record, your admission ticket was mailed to you along with these proxy materials.

If you are a beneficial owner, you may use proof of your ownership of Company common stock as of the close of business on January 6, 2021, such as a bank or brokerage account statement, as your admission ticket. If you would prefer to obtain an actual admission ticket, please mail a written request, along with your proof of ownership, to:
Liquidity Services, Inc.
6931 Arlington Road, Suite 200
Bethesda, MD 20814
Attention: Corporate Secretary
Q.
Are any items prohibited at the Annual Meeting?

A.
Yes, cameras, recording equipment, electronic devices, large bags, briefcases and packages are prohibited at the Annual Meeting. Any stockholder who attempts to bring prohibited items into the Annual Meeting will not be admitted.

Q.
How do I vote my shares?

A.
You may vote using any of the following methods:

(1)
By mail;

(2)
By telephone or Internet; or

(3)
In person at the Annual Meeting.

Q.
How do I vote by mail?

A.
Complete, sign and date the proxy card or voting instruction card you received with these proxy materials and return it in the prepaid envelope.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote your shares in accordance with the recommendations of the Board of Directors.
If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814, Attention: Corporate Secretary.
Q.
How do I vote by telephone or Internet?

A.
To vote by telephone, call the toll-free telephone number on your proxy card. Please have your proxy card in hand when you call. Voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote by internet, visit www.envisionreports.com/LQDT (for shares you hold as the stockholder of record) and/or www.edocumentview.com/LQDT (for shares you hold as a beneficial owner in street name). Please have your proxy card available when you go online. If you vote on the Internet, you also can request electronic delivery of future proxy materials.
Q.
How do I vote in person?

A.
You may vote in person by attending the Annual Meeting. For additional information regarding attendance at the Annual Meeting, see answers to the questions “What do I need bring to attend the Annual Meeting?”, “Where is my admission ticket?” and “Are any items prohibited at the Annual Meeting?” above.

You may also be represented by another person at the Annual Meeting by executing a legal proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to vote at the Annual Meeting.
Q.
What can I do if I change my mind after I vote my shares?

A.
If you are a stockholder of record, you can revoke your proxy before it is exercised by:

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sending written notice to the Corporate Secretary of the Company;

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delivering a valid, later dated proxy or a later dated vote by telephone or Internet prior to the Annual Meeting; or

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voting in person at the Annual Meeting.

If you are a beneficial owner, you can revoke your proxy before it is exercised by contacting your broker, bank or other nominee and submitting new voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.
All shares represented by properly executed proxies received before the Annual Meeting and not revoked will be voted under the instructions stated in such proxies. Properly executed proxies that do not contain voting instructions will be voted under the recommendations of the Board of Directors set forth under “What are the voting requirements for the matters to be voted on at the Annual Meeting?” below.
Q.
What is “householding” and how does it affect me?

A.
If you received our proxy materials and fiscal 2020 Annual Report electronically, householding does not affect you.

If you received our proxy materials and fiscal 2020 Annual Report through the mail, householding may affect you. “Householding” is a procedure approved by the Securities and Exchange Commission (the “SEC”) that permits us to send a single copy of our proxy materials and fiscal 2020 Annual Report to stockholders of record who share the same address and last name, unless one or more of these stockholders notifies us they wish to receive an individual copy. This procedure reduces our printing costs and postage fees and conserves natural resources. Stockholders affected by householding will receive separate proxy cards.
If you are a stockholder of record, multiple copies of our proxy materials and fiscal 2020 Annual Report were mailed to your address and you would like to participate in householding, please contact our transfer agent, Computershare Trust Company, N.A. (in writing: c/o Shareholder Services, P.O. Box 505000, Louisville, KY 40233-5000, from within the United States by telephone: 800-662-7232; and from outside the United States by telephone: + 1 781-575-2879).
If you are a stockholder of record and you do not wish to participate in householding, please contact our transfer agent.
If you are a beneficial owner, you may request information about householding from your broker, bank or other nominee.
Q.
What are my voting options?

A.
For Proposal 1 (Election of Directors), you may vote “for” one or more nominees, or your vote may be “withheld” from one or more nominees.

For Proposal 2 (Ratification of Our Independent Registered Public Accounting Firm), you may vote “for” or “against” the proposal or you may indicate that you wish to “abstain” from voting on the proposal.
For Proposal 3 (Approval of Advisory Resolution on Executive Compensation), you may vote “for” or “against” the proposal or you may indicate that you wish to “abstain” from voting on the proposal.

Q.
What is the quorum requirement for the Annual Meeting?

A.
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Q.
What are the voting requirements for the matters to be voted on at the Annual Meeting?

A.
A plurality of the votes cast is required for the election of directors. This means that the director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder withholds voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

A majority of the votes cast by stockholders who are present, either in person or by proxy, at the meeting and entitled to vote on the matter is required to (1) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, and (2) approve the advisory resolution on executive compensation. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of these items.
If you are a stockholder of record and sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“for” all director nominees named in the proxy statement, “for” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2021, and “for” the approval of the advisory resolution on executive compensation).
Brokers, banks and other nominees may not vote without instructions from the beneficial owner in the election of directors or on the advisory resolution on executive compensation. Therefore, if your shares are held through a broker, bank or other nominee, they will not be voted on these matters unless you affirmatively vote your shares in one of the ways described above. If you are a beneficial owner, your broker, bank or other nominee may vote your shares on the ratification of Ernst & Young LLP as our independent registered public accounting firm even if the broker, bank or other nominee does not receive voting instructions from you.
Q.
Could other matters be decided at the Annual Meeting?

A.
As of the date of this proxy statement, we did not know of any matters to be acted on at the Annual Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.
Q.
Can I access these proxy materials online?

A.
Yes, these proxy materials are available under the Investors section of our website at www.liquidityservices.com.

If you are a stockholder of record and would like to receive our proxy materials electronically in the future, you may enroll in the electronic delivery service at any time by going directly to www.computershare.com/investor and following the enrollment instructions.
If you are a beneficial owner, you also may receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other nominee regarding the availability of this service.
Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Q.
Who will pay for the cost of this proxy solicitation?

A.
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees, acting without special compensation, in person, by telephone or electronically.

Q.
Who will count the vote?

A.
Representatives of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspectors of election.

GOVERNANCE OF THE COMPANY
Corporate Governance Guidelines
The Board is committed to sound and effective corporate governance practices and has adopted a set of guidelines describing the corporate governance principles and procedures by which it functions (the “Governance Guidelines”). The Corporate Governance and Nominating Committee (the “Governance Committee”) reviews the Governance Guidelines periodically, or more frequently as necessary, and recommends changes to the Board as appropriate. The Governance Guidelines, and the charter of each of the Audit Committee, Governance Committee and Compensation Committee, are available on our website, www.liquidityservices.com, at “Investors — Corporate Governance — Governance Documents.” Stockholders may request a free copy of these documents by sending a written request to our Corporate Secretary at Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814.
Among other matters, the Governance Guidelines address board selection, composition and evaluation, engagement of outside advisors, succession planning and stockholder communication with the Board.
Board Leadership Structure
The Board believes it is important to retain the flexibility to select its leadership structure, and regularly reviews the Board leadership structure as part of the succession planning process. The Board presently believes that combining the role of Chairman and Chief Executive Officer (“CEO”) is in the best interests of the Company and our stockholders and has selected Mr. Angrick for these roles. Mr. Angrick, a co-founder of the Company, has extensive industry experience and knowledge gained through 21 years of hands-on management and engagement with the Company’s senior leaders, employees and business partners, as well as industry influencers. Mr. Angrick has a history of outstanding leadership through both strong and challenging periods as our Chairman and CEO since 2000.
Lead Independent Director
The Board believes that strong, independent Board leadership and oversight is critical to effective corporate governance. The Board has established the position of Lead Director to provide an appropriate balance of leadership among directors, given the combination of the roles of Chairman and CEO. The Lead Director is an independent director elected for a period of at least one year by the independent directors and whose responsibilities include:
•
Setting the agendas for and leading executive sessions;

•
Calling meetings of the independent directors;

•
Facilitating teamwork and communication among the independent directors at and outside of Board meetings;

•
Serving as liaison between the Chairman and the independent directors;

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Presiding at all Board meetings at which the Chairman is not present;

•
Approving Board meeting schedules and agendas, and working with the Chairman and committee chairpersons to ensure there is sufficient time for discussion of all agenda items; and

•
Leading the performance assessment of the CEO, in conjunction with the Chair of the Compensation Committee.

Patrick W. Gross has served as the Lead Director since August 2013.
Director Independence
The Board makes an affirmative determination regarding the independence of each director annually, based upon the recommendation of the Governance Committee. Under the Nasdaq Stock Market LLC’s (“Nasdaq”) listing standards (the “Nasdaq Standards”), an independent director is a person other than an executive officer or employee of the Company that the Board determines meets the objective standards for

“director independence” set forth in the Nasdaq Standards and is free of any relationship with the Company that, in the Board’s opinion, would interfere with exercising such person’s independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to use in making these independence determinations but rather considers all relevant facts and circumstances. In addition, the directors who serve on the Audit Committee each must satisfy SEC standards, which state that Audit Committee members may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than their director compensation or fixed payments under a retirement plan for prior service. Similarly, in determining whether the directors who serve on the Compensation Committee satisfy the Nasdaq Standards for service on that committee, the Board must consider the source of compensation of the member, including any consulting, advisory or other compensatory fee from the Company other than their director compensation or fixed payments under a retirement plan for prior service, as well as whether the member is affiliated with the Company, any of its subsidiaries or any affiliate of its subsidiaries.
The Board has determined that Phillip A. Clough, Katharin S. Dyer, George H. Ellis, Patrick W. Gross, Beatriz V. Infante and Edward J. Kolodzieski (75% of our directors) are independent under the Nasdaq Standards. The Board has also determined that Mr. Angrick, our Chairman and CEO, is not independent under the Nasdaq Standards. Additionally, although the Board has determined that Mr. Mateus-Tique, who retired from his position as our President and Chief Operating Officer in 2009, would qualify as independent under the Nasdaq Standards, the Company has elected to not treat him as such due to his former role with the Company and proxy advisory firm guidelines.
DIRECTOR INDEPENDENCE
Board Oversight of Risk
The Board has overall responsibility for oversight of the risks facing the Company. The Board implements its risk oversight function both directly and indirectly through delegation to committees that report back to the Board. For example, the Board is directly involved in overseeing cyber security risk while the oversight of other risks, such as risks related to accounting and compensation, is delegated to committees. The below chart describes the Board’s oversight of risk management:

THE BOARD
• Seeks to understand the material risks we face and to allocate among the full Board and its committees responsibilities for oversight of how management addresses those risks, including the risk management systems and processes management uses for this purpose.
• Considers risks faced by the Company periodically throughout the year and at such other times as the Board considers appropriate with respect to specific proposed actions.
MANAGEMENT
The Chairman and CEO is responsible for:
• Keeping the Board apprised of material risks facing the Company.
• Updating the Governance Committee on material risks facing the Company and how management is addressing such risks.
Corporate Governance and Nominating Committee
Compensation Committee
Audit Committee
• Oversees the Company's risk management systems and processes throughout the year.
• Discusses material risks facing the Company at each of its regularly scheduled meetings and more frequently as necessary.
• Evaluates the Company's environmental, social and corporate governance-related risks and goals.
• Reviews senior management succession planning.
• Oversees the assessment of risks related to the Company's compensation structure.
• Assesses whether the Company's compensation structure establishes appropriate incentives for management and employees.
• Oversees the Company's policies and strategies relating to culture and human capital management, including diversity and inclusion.
• Oversees processes for assessing financial risks and effectiveness of internal controls systems.
• Reviews and discusses with our independent registered public accounting firm and management our significant financial risk exposures and steps management has taken to monitor and control such exposures.

Continuous Oversight; Identification and Management of New Risks.   Oversight of risk is an ongoing process. Management continually reviews and analyzes the risk profile of the Company. On at least a quarterly basis, management presents to the Governance Committee on material risks facing the Company and the approach for addressing such risks. To identify material risks, all members of the executive team are surveyed and asked to rank risk categories. The executive team are also polled to identify new risk categories. The members of the Governance Committee are given ample time to review and discuss the risks with management. Information on risks is also periodically presented to the Board to allow all of the directors the information needed to ensure they can adequately oversee the Company’s risk profile.
In fiscal 2020, the spread of COVID-19 and the mandatory shutdowns ordered by various government authorities in response to the pandemic were identified as a material risk to the Company. In March 2020, management began taking steps to address the Company’s risks resulting from the unprecedented and unforeseen disruptions in the supply chain and the operation of our corporate and government clients triggered by widespread government mandated closures and travel restrictions. Employees whose job responsibilities could be adequately performed remotely were instructed to work remotely. New procedures were implemented across the Company’s warehouses to enable the Company to continue operations safely and effectively. These new procedures included:
✓
New mask requirements at all facilities

✓
Temperature checks of anyone entering our facilities

✓
Regular employee hand washing/sanitizing

✓
Regular sanitizing of common touch points

✓
Touchless fixtures added to most restrooms / breakrooms

✓
Modified employee schedules to promote social distancing

✓
Work area modifications to allow for social distancing

✓
Contactless customer check-in and pick-up procedures implemented

✓
Relaxed PTO process to encourage unwell team members to stay home

During fiscal 2020, our Human Resources Department conducted surveys to ensure our newly remote employees were being adequately supported. The Board was continually updated on the steps taken by the Company and any changes implemented at both regularly scheduled Board meetings and additional meetings held to discuss the Company’s response to COVID-19.
Risk Considerations in Our Compensation Program.   In addition to newly-identified risks, the Company also regularly assesses ongoing risks, such as those associated with our compensation programs. In fiscal 2020, our compensation risk assessment considered a variety of factors. Through this assessment, we determined that our compensation programs do not pose excessive risk because:
•
Our compensation programs appropriately balance fixed compensation with short-term and long-term variable compensation and cash-based compensation with equity-based compensation so no one pay element would motivate employees to engage in excessive risk taking.

•
The design of annual incentive compensation does not lend itself to excessive risk taking because we:

•
fund annual incentive awards based on a variety of pre-established performance conditions, thus diversifying the risk associated with any single indicator of performance;

•
establish performance targets objectively determined with verifiable results;

•
incorporate pre-established caps for all awards; and

•
retain discretion to decrease bonus payouts.

•
The Company’s long-term incentive program encourages employees to focus on the long-term success of the Company by providing stock options and stock appreciation rights, which only reward employees if the Company’s stock price increases, and restricted stock awards and restricted stock units (“RSUs”), which decline in value if our stock price declines, reducing the motivation employees may have to take excessive risks.

Board and Committee Membership
Our bylaws provide that our Board shall consist of at least three members and the exact number of directors will be determined from time to time by resolution of our Board. Our Board currently comprises eight directors, divided into three classes: Class I, Class II and Class III. The term for each class of directors expires at successive annual meetings. The Class I directors are William P. Angrick, III and Edward J. Kolodzieski, the Class II directors are Phillip A. Clough, George H. Ellis and Jaime Mateus-Tique, and the Class III directors are Katharin S. Dyer, Patrick W. Gross and Beatriz V. Infante.
The Board met 11 times during fiscal 2020. Each director attended 75% or more of the total number of meetings of the Board held while he or she was a director and of each committee on which he or she served while he or she was a member of that committee. Our directors are also encouraged to attend each Annual Meeting of Stockholders. Five directors attended the 2020 Annual Meeting.

The table below provides membership information for the Board and each standing committee of the Board as of the date of this proxy statement.
Name	Position	Year Current Term Expires	Director Since	Independent	AC	CC	CGC
Mr. Gross**	Class III director	2021	2001	YES	•		•
Ms. Infante	Class III director	2021	2014	YES	•
Ms. Dyer	Class III director	2021	2020	YES		•
Mr. Angrick	Class I director	2022	2000	NO
Mr. Kolodzieski	Class I director	2022	2015	YES		•	•
Mr. Mateus-Tique	Class II director	2023	2000	NO
Mr. Clough	Class II director	2023	2004	YES		•
Mr. Ellis	Class II director	2023	2010	YES

AC = Audit Committee, CC = Compensation Committee; CGC = Governance Committee;
Committee Chair =
**
Lead independent director

Board Committees and Composition
The Board’s current standing committees are the Audit Committee (the “Audit Committee” or the “AC”), the Compensation Committee (the “Compensation Committee” or the “CC”) and the Corporate Governance and Nominating Committee (the “Governance Committee” or the “CGC”). The Board reviews committee membership, charters and responsibilities every year. Each committee’s charter is available on our website at www.liquidityservices.com.
Additional information on each committee, including the members, the number of meetings held in fiscal 2020 and the duties and responsibilities of such committee, are available on the following pages.

Audit Committee
Members
Mr. Ellis (chair), Mr. Gross and Ms. Infante
Meetings
The Audit Committee met 5 times in fiscal 2020.
Director Independence
The Board has determined that every member of the Audit Committee is independent, as defined by the Company’s director independence standards, the Nasdaq Standards and SEC rules.
Financial Expert
The Board has determined that Mr. Ellis is an “audit committee financial expert” within the meaning of such term under Item 407 of the Sarbanes-Oxley Act of 2002.
Committee Report
See page 39.
Primary Duties and Responsibilities
•
Directly appointing, retaining, compensating, evaluating and overseeing our independent registered public accounting firm, which reports directly to the AC;

•
Reviewing and preapproving all audit and permissible non-audit services to be provided by the independent registered public accounting firm, and establishing policies and procedures for the preapproval of such services;

•
At least annually, reviewing a report by the independent registered public accounting firm describing: (a) the auditors’ internal quality control procedures; and (b) any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues;

•
At least annually, reviewing the qualifications, independence and performance of the independent registered public accounting firm, and discussing with the independent registered public accounting firm its independence. As part of such annual review, the AC reviews a report by the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company, consistent with professional standards applicable to independent registered public accounting firms, and any other relationships that may affect the independent registered public accounting firm’s independence;
•
Upon completion of the annual audit, reviewing and discussing with the independent registered public accounting firm the matters required to be discussed by the independent registered public accounting firm under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, as adopted by the PCAOB and amended from time to time;

•
Meeting to review and discuss with management and the independent registered public accounting firm the annual audited financial statements, and the unaudited quarterly financial statements, including reviewing specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Annual and Quarterly Reports we file with the SEC;

•
Reviewing and approving related party transactions;

•
Reviewing and discussing earnings press releases, corporate practices regarding earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies;

•
Overseeing our processes for assessing financial risks, and reviewing and discussing with management and the independent registered public accounting firm our major financial risk exposures and the steps management has taken to monitor and control such exposures;

•
Reviewing the adequacy and effectiveness of our internal control procedures and internal controls over financial reporting, and any programs instituted to correct deficiencies;

•
Reviewing and discussing the adequacy and effectiveness of our disclosure controls and procedures;

•
Overseeing our compliance systems regarding legal and regulatory requirements and reviewing our Code of Conduct and programs to monitor compliance with such Code of Conduct;

•
Establishing procedures for the submission, retention and treatment of complaints regarding accounting, internal accounting controls, auditing and federal securities law matters and the confidential, anonymous submission of employee concerns about questionable accounting or auditing matters, and federal securities law matters;

•
Investigating or referring matters brought to its attention, as appropriate, with full access to all books, records, facilities and personnel of the Company;

•
Reviewing the application of significant regulatory, accounting and auditing initiatives, including new accounting pronouncements;

•
Establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;

•
Annually reviewing and reassessing the adequacy of the Audit Committee Charter and evaluating the performance of the AC, and recommending changes to the Board as appropriate; and

•
Performing such other functions as assigned by law, the Company’s certificate of incorporation or bylaws or the Board.

Corporate Governance and Nominating Committee
Members
Mr. Clough (chair), Mr. Gross and Mr. Kolodzieski
Meetings
The Governance Committee met 4 times during fiscal 2020.
Director Independence
The Board has determined that every member of the Governance Committee is independent, as defined by the Company’s director independence standards and the Nasdaq Standards.
Primary Duties and Responsibilities
•
Engaging in succession planning for the Board and key leadership roles on the Board and its committees;

•
Evaluating the composition of the Board to assess the skills and experience represented on the Board as a whole, and in individual directors, as well as the skills and experience that the Board may find valuable in the future;

•
Developing and recommending to the Board criteria for identifying and evaluating director candidates;

•
Identifying, reviewing the qualifications of and recruiting candidates for election to the Board;

•
Assessing the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•
Reviewing and recommending changes to our policies on stockholder recommendations of director candidates;

•
Recommending to the Board candidates for election or reelection to the Board at each annual meeting of stockholders and candidates to be elected by the Board as necessary to fill vacancies and newly created directorships;

•
Reviewing, evaluating and recommending to the Board a set of corporate governance guidelines and reviewing and recommending changes to such guidelines, as necessary;

•
Making recommendations to the Board about the structure, composition and functioning of the Board and its committees;

•
Recommending to the Board candidates for appointment to Board committees;

•
Reviewing the Company’s succession plans relating to the Chief Executive Officer and other senior officers;

•
Overseeing the annual evaluation of the Board, its committees and directors;

•
Annually evaluating the performance of the Governance Committee and the adequacy of the Corporate Governance and Nominating Committee Charter and recommending changes to the Board as appropriate;

•
Overseeing enterprise risk management at the Company throughout the year to focus the Board and management on identifying and managing the risks across the Company; and

•
Evaluating the Company’s environmental, social and governance-related risks and goals.

Compensation Committee
Members
Ms. Infante (Chair), Mr. Clough, Ms. Dyer and Mr. Kolodzieski
Meetings
The Compensation Committee met 6 times during fiscal 2020.
Director Independence
The Board has determined that each member of the Compensation Committee is independent, as defined by the Company’s director independence standards and the Nasdaq Standards.
Committee Report
See page 70.
Primary Duties and Responsibilities:
•
Overseeing our overall compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for management and employees;

•
Overseeing the assessment of risks associated with the Company’s compensation programs for management and employees;

•
Administering and implementing the Company’s incentive compensation and equity based compensation plans;

•
Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers, evaluating the CEO’s performance, given those goals and objectives and approving the CEO’s compensation;
•
Overseeing the evaluation of other executive officers and setting their compensation based upon the recommendations of the CEO;

•
Approving stock option and other stock incentive awards for all employees;

•
Reviewing and approving employment and severance arrangements for executive officers, including change-in-control provisions, plans or agreements;

•
Reviewing the compensation of outside directors for service on the Board and its committees and recommending changes in compensation to the Board;

•
Assessing the independence of any consultants and advisors that advise the Compensation Committee, in accordance with the Nasdaq Standards;

•
Assisting the Board in its oversight of the Company’s policies and strategies relating to culture and human capital management, including diversity and inclusion.

•
Assessing the results of our most recent advisory vote on executive compensation;

•
Annually evaluating the performance of the Compensation Committee and the adequacy of the Compensation Committee Charter and recommending changes to the Board as appropriate; and

•
Performing such other duties and responsibilities as are consistent with the purpose of the Compensation Committee and as the Board or the Compensation Committee deems appropriate.

Recommendation of Director Candidates
The Governance Committee believes that candidates for director should have certain minimum qualifications, including the highest level of personal and professional ethics and integrity, sound judgment, the ability to make independent analytical inquiries, the willingness to devote adequate time and resources to diligently perform Board duties and appropriate and relevant business experience and acumen. The Governance Committee evaluates candidates for the Board based on these qualifications and seeks diverse strengths and backgrounds on the Board, including members with specific industry experience and familiarity with general issues affecting our business, as discussed in more detail under “Item 1 — Election of Directors” below. The Governance Committee also considers the number of other boards of public companies on which the candidate serves.
The Governance Committee uses a variety of methods to identify and evaluate candidates for director. Candidates may come to the attention of the Governance Committee through Board members, the CEO, professional search firms (to whom we pay a fee), stockholders or other persons. The Company has also sought to identify potential candidates through professional associations and initiatives, such as the National Association of Corporate Directors (“NACD”), The Boston Club, The Athena Alliance and Stanford Women on Boards.
In fiscal 2019, the Governance Committee determined it was in the best interests of the Company to begin a search for potential director candidates. As part of its responsibility for succession planning, the Governance Committee desired to develop a pipeline of potential director candidates. After reviewing and analyzing the current experience and skills of the directors, the Governance Committee focused the search on three areas: (1) diversity, (2) data analytics and e-commerce marketing experience, and (3) information technology and e-commerce software architecture experience. The search, which extended into fiscal 2020, focused on these three areas due to the Board’s recognition of the importance of gender diversity and the Company’s increased focus on marketing and information technology. The Governance Committee utilized various tools to locate directors, including engaging NACD (to whom we paid a fee) to search for candidates. Through NACD the Governance Committee identified Ms. Dyer. Ms. Dyer fulfilled each parameter selected by the Governance Committee and the Governance Committee believed her unique set of skills and experiences would provide valuable contributions in the boardroom. As a result, the Governance Committee recommended, and the Board approved, expanding the Board to eight seats and appointed Ms. Dyer a director effective January 1, 2020.
The Governance Guidelines provide that the Governance Committee will consider candidates for director suggested by our stockholders, provided that the recommendations are made in accordance with the procedures required under our bylaws and described in this proxy statement under the heading “Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders.” Director candidates recommended by stockholders under these procedures and who meet the criteria outlined above, in the Corporate Governance and Nominating Committee Charter and in the Governance Guidelines will be evaluated by the Governance Committee like other director candidates.
Code of Conduct
Our Board has adopted a Code of Conduct applicable to all of our directors, officers and employees to protect and promote organization-wide integrity and to enhance the Company’s ability to achieve its mission.
The Code of Conduct embodies general principles such as compliance with laws, acting with honesty and integrity, avoidance of conflicts of interest, maintenance of accurate and timely financial and business records, use of the Company’s assets for legitimate business purposes only, provision and acceptance of gifts to or from customers, suppliers and governments in compliance with law, protecting the Company’s information and dealing fairly with other companies.
All directors, officers, and employees must report violations and suspected violations of the Code of Conduct and any concerns they may have pertaining to non-compliance with the Code of Conduct by following certain procedures described in the Code of Conduct. All reports of suspected Code of Conduct violations will be forwarded to the Legal Department and the Human Resources Department, except for complaints and concerns involving accounting or auditing matters, which will be handled in accordance with procedures established by the Audit Committee.
The Code of Conduct is available on our website, www.liquidityservices.com, at “Investors — Corporate Governance — Governance Documents.” A free printed copy is available to any stockholder who requests it by writing to us at Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814, Attention: Legal Department. We intend to disclose future amendments to certain provisions of the Code of Conduct, or waivers of such provisions granted to executive officers and directors, on our website within four business days following the date of such amendment or waiver.
Reducing Environmental Impact; Increasing Social Impact
While we are a for-profit company with obligations to our shareholders, we are committed also to being a responsible corporate citizen. Our vision is to build the world’s leading marketplace for surplus and idle assets that benefits sellers, buyers and the planet. This vision, with its emphasis on environmental responsibility, is ingrained in our business strategy and the services we provide. We enable corporate and government agency sellers to directly reduce waste generated by redistributing end-of-life products or assets through our solutions, thereby improving the net financial recovery generated while positively impacting the communities they serve. Some of the world’s largest forward-thinking corporations and government agencies have enhanced their stewardship of communities and the environment by using our services and selling their surplus assets through our marketplaces.
Besides our fundamental business model which emphasizes the importance of reusing assets, we also encourage the disposal of surplus in an environmentally safe manner. For example, where consumer electronics waste is not sold, we recycle such consumer electronics waste through professional recycling companies with R2 or similar publicly recognized recycling standards. In our warehouses, we also recycle cardboard and plastic dunnage received from sellers.
Our focus on virtual solutions and online auctions also serve the environment by reducing environmental risks caused by travel and transportation. When using our self-directed solutions on our GovDeals and AllSurplus marketplaces, sellers do not have to ship their goods to a site for an auction, thereby reducing emissions into the environment. In addition, individuals do not have to travel to and from an auction site. This reduction in travel is both environmentally responsible and socially responsible in a year marked by a global pandemic.
Human Capital Management
In order to achieve our goal to build the world’s leading marketplace for surplus assets, it is crucial that we attract, develop and retain employees who deliver outstanding performance. To do so, we strive to make the Company a rewarding place to work and an environment where we promote diversity, equity and inclusion. As of September 30, 2020, we had 574 employees worldwide. We also utilize temporary workers to augment staffing during peak business cycles and to fill certain open positions on a temporary basis.
We believe our employees are key to achieving our business goals and growth strategy. We track and report internally on certain key metrics, such as employee engagement, employee net promoter score, turnover rate, workforce growth and internal mobility.
We embrace diversity, equity and inclusion. We actively recruit talent with a diversity of experiences, backgrounds, and ideas. By doing so, we aim to leverage the variety of skills and perspectives inherent in a diverse workforce, improve our problem-solving abilities, and bring innovative solutions to a wider range of clients and customers.
Communication with Directors
Stockholders and other interested parties may communicate with the Board by writing c/o the Corporate Secretary, Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814. Communications intended for a specific director or directors should be addressed to the attention of the relevant individual(s) c/o the Corporate Secretary at the same address.

Our Corporate Secretary will review all correspondence intended for the Board and forward to the Board a summary of such correspondence and a copy of correspondence that, in the opinion of the Corporate Secretary, requires the Board’s attention. Directors may at any time review a log, and receive copies, of all correspondence received by the Corporate Secretary that is intended for the Board.
In addition, the Audit Committee has established a procedure for parties to submit concerns regarding what they believe to be questionable accounting, internal controls and auditing matters. Concerns may be reported through our Compliance Helpline at 888-475-8376. Concerns may be submitted anonymously and confidentially.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Director Compensation
Our non-employee directors receive a combination of cash and equity compensation for service as directors. Directors employed by the Company (such as Mr. Angrick) receive no compensation for their service as directors. The Compensation Committee, in consultation with its independent compensation consultant, periodically reviews non-employee director compensation and recommends changes based on competitive market data. The equity portion of the annual total compensation for non-employee directors was increased from $95,000 for calendar year 2019 to $100,000 for calendar year 2020. The cash portion of the annual total compensation for calendar year 2020 remained the same as for calendar year 2019.
Non-employee director compensation is summarized in the following table:
Annual Compensation Element for Role	Board Compensation
General Board Service – Cash Retainer	$45,000
Lead Director – Cash Retainer	$7,500
Committee Chair Service – Cash Retainer
Audit Committee	$15,000
Compensation Committee	$7,500
Governance Committee	$7,500
Committee Service – Cash Retainer
Audit Committee	$7,500
Compensation Committee	$3,750
Governance Committee	$3,750
General Board Service – Equity (Each Director Elects One of Three Following Options)
Option Value (60%)	$60,000
RSU Value (40%)	$40,000 or
Option Value (20%)	$20,000
RSU Value (80%)	$80,000 or
Option Value (0%)	$0
RSU Value (100%)	$100,000
Vesting Schedule	Stock options and restricted stock generally vest in full on February 1 of each year (one year vesting period).
Cash retainers are paid quarterly in advance. Our non-employee directors may receive payment of their cash retainers in the form of grants of options or RSUs by making an irrevocable annual election. Mr. Gross was the only director to elect to receive payment of his annual cash retainer in the form of RSUs for 2020. No director elected to receive payment of their annual cash retainer in the form of options for 2020.
Non-employee directors also receive equity-based compensation in the form of options and/or RSUs, as elected by the director and described in further detail below. Annual non-employee director equity awards are generally granted in February and generally vest on the one year anniversary of the grant date, subject to the director’s continued service with the Company through that date. Options granted to non-employee directors expire ten years from the date of grant.
For 2020, each non-employee director received an equity award with an aggregate value of $100,000. Such awards vest on February 1, 2021, subject to the director’s continued service with the Company through such date. The number of options to be granted was determined using the Black Scholes model. The number of RSUs to be granted was determined by dividing the value of the award by the closing price of our common stock on the grant date ($5.32).
Non-employee directors are also reimbursed for expenses they incur in attending meetings of the Board or committees of the Board.
Director Stock Ownership and Anti-Hedging Requirements
We require our non-employee directors to hold a number of shares of our common stock equal to five times the value of his or her annual cash retainer. New non-employee directors have a period of five years after his or her appointment to the Board to satisfy this requirement. Each non-employee director has satisfied or is on track to satisfy the stock ownership requirement within the applicable timeframe. Directors may not purchase any financial instrument or enter into any transaction that hedges or offsets any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds). A copy of the Director Stock Ownership Policy is available under the Investors section of our website at www.liquidityservices.com.
Director Compensation for Calendar Year 2020
The following table sets forth the total cash and equity compensation paid to our non-employee directors for their service on the Board and committees of the Board during calendar year 2020:
Name	Retainer Fees (Paid in Cash)(1)	Stock Awards(2)(3)(4)	Option Awards(2)(3)(5)	Total ($)
Phillip A. Clough	$56,250	$80,000	$20,000	$156,250
Katharin S. Dyer	$48,750	$100,000	$0	$148,750
George H. Ellis	$60,000	$100,000	$0	$160,000
Patrick W. Gross	$0	$103,750	$60,000	$163,750
Beatriz V. Infante	$60,000	$100,000	$0	$160,000
Edward Kolodzieski	$52,500	$100,000	$0	$152,500
Jaime Mateus-Tique	$45,000	$100,000	$0	$145,000

(1)
Retainer fees, at the election of each director, may be paid in cash or in the form of stock options or RSUs. Mr. Gross elected to receive his retainer fees in the form of RSUs. On February 1, 2020, Mr. Gross was granted 11,983 RSUs in lieu of a retainer fee. These RSUs will vest on February 1, 2021. All other directors elected to receive retainer fees in the form of cash.

(2)
The amounts reported in these columns reflect the aggregate grant date fair value of grants of options and RSUs to each of the non-employee directors, computed under U.S. generally accepted accounting principles (“GAAP”), disregarding estimates of forfeitures related to service-based vesting conditions. For additional information about the assumptions used in these calculations, see Note 2 and Note 11 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

(3)
Ms. Dyer, Mr. Ellis, Ms. Infante, Mr. Kolodzieski and Mr. Mateus-Tique each elected to receive all of their equity compensation in RSUs with a grant date fair value of $100,000. Mr. Clough elected to receive twenty percent of his equity compensation in options with a grant date fair value of $20,000, and eighty percent of his equity compensation in RSUs with a grant date fair value of $80,000. Mr. Gross elected to receive sixty percent of his equity compensation in options with a grant date fair value of $60,000, and forty percent of his equity compensation in RSUs with a grant date fair value of $40,000. On February 1, 2020, we granted the following as equity compensation: (i) 18,797 RSUs to each of Ms. Dyer, Mr. Ellis, Ms. Infante, Mr. Kolodzieski and Mr. Mateus-Tique; (ii) options to purchase 6,980 shares of our common stock with an exercise price per share of $5.32 and 15,038 RSUs to Mr. Clough; and (iii) options to purchase 20,939 shares of our common stock with an exercise price per share of $5.32 and 7,519 RSUs to Mr. Gross. The number of options granted was determined using the Black Scholes model. The number of RSUs granted was determined by dividing the value of the award by the closing price of our common stock on the grant date ($5.32).
(4)
On September 30, 2020, our non-employee directors held the following unvested RSUs: Phillip A. Clough, 15,038; Katharin S. Dyer, 18,797; George H. Ellis, 18,797; Patrick W. Gross, 19,502; Beatriz V. Infante, 18,797; Edward J. Kolodzieski, 18,797; and Jaime Mateus-Tique, 18,797.

(5)
On September 30, 2020, our non-employee directors held the following stock option awards, some of which were not fully vested: Phillip A. Clough, 95,907 options; Katharin S. Dyer, 0 options; George H. Ellis, 98,352 options; Patrick W. Gross, 191,293 options; Beatriz V. Infante, 0 options; Edward J. Kolodzieski, 0 options; and Jaime Mateus-Tique, 125,437 options.

BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK
The following table sets forth information regarding ownership of our common stock as of January 6, 2021, other than as set forth below, by each of our directors and executive officers, all of our directors and executive officers as a group and the holders of 5% or more of our common stock known to us. The information in this table is based on our records, information filed with the SEC and information provided to us. To our knowledge, except as disclosed in the table below, none of our stockholders hold 5% or more of our common stock. Except as otherwise indicated, (1) each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table and (2) the business address of each of our officers and directors is 6931 Arlington Road, Suite 200, Bethesda, MD 20814.
	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Stockholders
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	3,937,799	11.8%
Renaissance Technologies LLC(3) 800 Third Avenue New York, NY 10022	2,669,304	8.0%
Staley Capital Advisers, Inc.(4) One Oxford Centre, Suite 3950 Pittsburgh, PA 15219	2,240,000	6.7%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	1,736,449	5.2%
Officers and Directors
William P. Angrick, III(6)	7,990,418	23.3%
Jorge A. Celaya(7)	280,001	*
Phillip A. Clough(8)	169,174	*
John P. Daunt(9)	224,635	*
Katharin S. Dyer(10)	18,797	*
George H. Ellis(11)	148,003	*
Patrick W. Gross(12)	279,434	*
Beatriz V. Infante(13)	84,502	*
Edward J. Kolodzieski(14)	77,668	*
Jaime Mateus-Tique(15)	933,589	2.8%
Novelette Murray(16)	40,295	*
Nicholas Rozdilsky(17)	131,362	*
Mark A. Shaffer(18)	156,870	*
Steven J. Weiskircher(19)	153,177	*
All directors and executive officers as a group (14 individuals)	10,687,925	29.9%

*
Less than 1% of the outstanding shares of our common stock.

(1)
The percentages of shares outstanding for our 5% stockholders were calculated based on 33,460,110 shares of common stock outstanding as of the Record Date. The percentage of shares outstanding for our directors and executive officers as a group was calculated based on 35,714,755 shares of common stock, which is equal to the 33,460,110 shares of common stock outstanding as of the Record Date plus 1,848,421 shares of common stock issuable pursuant to options held by our directors and executive officers that are exercisable as of January 6, 2021 or within 60 days of such date and 406,224 RSUs scheduled to vest within 60 days of such date.
(2)
Based on a review of a Form 13F-HR filed on November 6, 2020, BlackRock, Inc. beneficially owned 3,937,799 shares of common stock, had sole voting power with respect to 3,903,548 shares of common stock and had sole investment power with respect to 3,937,799 shares of common stock.

(3)
Based on a review of a Form 13F-HR filed on November 13, 2020, Renaissance Technologies LLC beneficially owned 2,669,304 shares of common stock, had sole voting power with respect to 2,426,664 shares of common stock and had sole investment power with respect to 2,669,304 shares of common stock.

(4)
Based on a review of a Form 13F-HR filed on November 13, 2020, Staley Capital Advisers, Inc. beneficially owned 2,240,000 shares, had sole voting power with respect to 2,240,000 shares and had sole investment power with respect to 2,240,000 shares.

(5)
Based on a review of a Form 13F-HR filed on November 16, 2020, The Vanguard Group beneficially owned 1,736,449 shares of common stock, had sole voting power with respect to 0 shares of common stock and had sole investment power with respect to 1,703,777 shares of common stock.

(6)
Includes 5,525,424 shares of common stock held by the William P. Angrick, III Revocable Trust, 873,379 shares of common stock held by the William P. Angrick III 2005 Irrevocable Trust, 114,699 shares of common stock held by the Stephanie S. Angrick Revocable Trust and 575,513 shares of common stock held by the Stephanie S. Angrick 2005 Irrevocable Trust. Mr. Angrick disclaims beneficial ownership of these securities. This amount also includes 824,483 shares of common stock issuable pursuant to options held by Mr. Angrick that are exercisable as of January 6, 2021 or within 60 days of such date and 76,920 RSUs scheduled to vest within 60 days of such date. 1,400,000 shares of common stock are pledged as collateral to secure certain personal indebtedness.

(7)
Includes 136,271 shares of common stock issuable pursuant to options held by Mr. Celaya that are exercisable as of January 6, 2021 or within 60 days of such date and 29,798 RSUs scheduled to vest within 60 days of such date.

(8)
Includes 95,907 shares of common stock issuable pursuant to options held by Mr. Clough that are exercisable as of January 6, 2021 or within 60 days of such date and 15,038 RSUs scheduled to vest within 60 days of such date.

(9)
Includes 122,663 shares of common stock issuable pursuant to options held by Mr. Daunt that are exercisable as of January 6, 2021 or within 60 days of such date and 39,484 RSUs scheduled to vest within 60 days of such date.

(10)
Includes 18,797 RSUs scheduled to vest within 60 days of January 6, 2021. Ms. Dyer does not hold any options that are exercisable as of January 6, 2021 or within 60 days of such date.

(11)
Includes 1,160 shares of common stock held by the George H. Ellis Individual Retirement Account and 98,352 shares of common stock issuable pursuant to options held by Mr. Ellis that are exercisable as of January 6, 2021 or within 60 days of such date and 18,797 RSUs scheduled to vest within 60 days of such date.

(12)
Includes 191,293 shares of common stock issuable pursuant to options held by Mr. Gross that are exercisable as of January 6, 2021 or within 60 days of such date and 19,502 RSUs scheduled to vest within 60 days of such date.

(13)
Includes 18,797 RSUs scheduled to vest within 60 days of such date. Ms. Infante does not hold any options that are exercisable as of January 6, 2021 or within 60 days of such date.

(14)
Includes 18,797 RSUs scheduled to vest within 60 days of such date. Mr. Kolodzieski does not hold any options that are exercisable as of January 6, 2021 or within 60 days of such date.

(15)
Includes 163,208 shares of common stock held by the Jaime Mateus-Tique 2005 Irrevocable Trust, 468,262 shares of common stock held by the Em El 2007 Irrevocable Trust, 125,437 shares of common stock issuable pursuant to options held by Mr. Mateus Tique that are exercisable as of January 6, 2021 or within 60 days of such date and 18,797 RSUs scheduled to vest within 60 days of such date.

(16)
Includes 28,539 shares of common stock issuable pursuant to options held by Ms. Murray that are exercisable as of January 6, 2021 or within 60 days of such date and 8,303 RSUs scheduled to vest within 60 days of such date.

(17)
Includes 93,792 shares of common stock issuable pursuant to options held by Mr. Rozdilsky that are exercisable as of January 6, 2021 or within 60 days of such date and 16,450 RSUs scheduled to vest within 60 days of such date.

(18)
Includes 89,382 shares of common stock issuable pursuant to options held by Mr. Shaffer that are exercisable as of January 6, 2021 or within 60 days of such date and 18,044 RSUs scheduled to vest within 60 days of such date.

(19)
Includes 42,302 shares of common stock issuable pursuant to options held by Mr. Weiskircher that are exercisable as of January 6, 2021 or within 60 days of such date and 88,700 RSUs scheduled to vest within 60 days of such date.

Stock Ownership and Anti-Hedging Requirements
A NEO must hold common stock equal to 150% of the NEO’s base salary except the Chairman and CEO, who must hold common stock equal to 600% of his base salary. Each NEO has five years after his or her date of hire or appointment to satisfy this requirement. Each of our NEOs has satisfied or is on track to satisfy the stock ownership requirement within the applicable timeframe. Executive officers may not purchase any financial instrument or enter into any transaction that hedges, pledges or offsets any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds) without advance approval from our Board. On September 11, 2020, the Board approved in advance Mr. Angrick’s pledge of 1,400,000 shares of common stock. In approving this pledge, the Board took note of certain facts and circumstances that helped moderate risk to the Company from the pledge, including: (i) shares pledged by Mr. Angrick would be derived from shares purchased by Mr. Angrick for investment purposes as compared to shares received by Mr. Angrick as executive compensation; (ii) the pledge having a 50% loan-to-value ratio and only requiring funding for the difference between 50% of the original share value at the time of pledge and the then current price; (iii) the limited size of the pledge in reference to Mr. Angrick’s overall holdings; (iv) Mr. Angrick’s lack of reliance on the pledged shares for compliance with the Company’s executive stock holding policy; and (v) the short-term nature of the request, which was to provide collateral for investment purposes for a period of 18 months or less. In addition, non-executive employees who are deemed to be “insiders” pursuant to the Company’s Insider Trading Policy cannot enter into hedging, pledging or similar arrangements with respect to the Company’s securities without advance approval from the Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company did not participate in or review any potential related party transactions during fiscal 2020 and there currently are no proposed related party transactions. To be considered a related party transaction under current SEC rules, a transaction must include the Company as a participant, and one of our officers, directors or greater than 5% stockholders or a family member of such person must have a direct or indirect material interest in the transaction. To date, we have not participated in any related party transactions requiring disclosure as such under the SEC disclosure requirements. Should we consider participating in a related party transaction in the future, such transaction would be reviewed and subject to approval by the Audit Committee, in accordance with our written Audit Committee Charter. We have not adopted specific standards that would govern such review.
As a general matter, our written Code of Conduct prohibits conflicts of interest. We consider a conflict of interest to exist when a person’s private interest interferes in any way with the interests of our Company, including: (i) a conflict that makes it difficult for an employee, officer or director to perform his or her work objectively and effectively; (ii) when an employee, officer or director, or any member of his or her family, receives improper personal benefits because of his or her position in or with our Company; or (iii) when an employee, officer or director is engaged in a business or business activity in competition with or injurious to us. The Code of Conduct requires that the General Counsel be consulted with questions about conflicts of interest in addition to requiring that our directors and officers consult with the General Counsel before engaging in any potential conflict of interest transactions.

PROPOSALS REQUIRING YOUR VOTE
Proposal 1 — Election of Directors
Election of Directors
Our Class III directors are Katharin S. Dyer, Patrick W. Gross and Beatriz V. Infante. Mr. Gross and Ms. Infante were last elected at the Annual Meeting of Stockholders in 2018. Ms. Dyer was appointed to the Board in 2020. Their current terms end at this Annual Meeting and each has consented to be nominated to serve as a director for an additional three-year term. Each nominee will, if elected, continue in office until our Annual Meeting of Stockholders in 2024 or until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation or retirement.
2021 Director Nominees
			Committee Memberships*
Name	Director Since	Independent	AC	CC	CGC
Katharin S. Dyer	2020	YES		•
Patrick W. Gross**	2001	YES	•		•
Beatriz V. Infante	2014	YES	•

*AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; Chair =
**
Lead independent director

If you are a stockholder of record, the proxy holders named on the proxy card intend to vote your proxy for the election of each nominee, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. Brokers, banks and other nominees may not vote in the election of directors without instructions from the beneficial owner. Therefore, if your shares are held through a broker, bank or other nominee, they will not be voted in the election of directors unless you affirmatively vote your shares.
We expect each nominee to serve as a director if elected. If any nominee cannot serve, proxies will be voted in favor of the other nominees and may be voted for substitute nominees selected by the Board, unless the Board reduces the number of directors serving on the Board.
Selection of Directors
In evaluating director candidates and considering incumbent directors for nomination, the Board and the Governance Committee consider a variety of factors as discussed above under “The Corporate Governance and Nominating Committee.” Among other things, the Board has determined that it is important to have individuals with the following skills, qualifications and experiences on the Board:
•
Industry Experience and/or Company Knowledge.   It is important for our directors to have knowledge of the Company and the online auction marketplace industry in order to understand the Company’s business, operations and strategy. 50% of our directors have this experience.

•
Senior Leadership Experience.   It is important for our directors to have successfully served in senior leadership roles at other organizations, which demonstrates strong abilities to motivate and manage others and to identify and develop leadership qualities in others. 100% of our directors have this experience.

•
High-Growth Company Experience.   As a high-growth company, it is important for our directors to have experience with other companies that have undergone periods of significant growth because they can provide insight on the challenges faced by companies in these situations, including how to balance strategic acquisitions with organic growth, manage expectations about the scope, speed and success of our growth strategy and leverage operational infrastructure to support expansion. 87.5% of our directors have this experience.

•
U.S. Public Company Board Service Experience.   Directors who have served on other public company boards can offer advice and perspective regarding Board dynamics and operations; the relationship between the Board and management; and other matters, including corporate governance, executive compensation and oversight of strategic, operational and compliance-related matters. 50% of our directors have this experience.
•
Media and Technology Experience.   As the Company is a provider of online marketplaces, it is important for our directors to have media and technology experience, especially as this experience relates to the Internet. 75% of our directors have this experience.

•
Financial and/or Accounting Experience.   It is important for our directors to have knowledge of finance and financial reporting processes, which relates to understanding and evaluating the Company’s capital structure and overseeing the preparation of its financial statements. 75% of our directors have this experience.

•
Data Analytics and E-commerce Marketing Experience.   With the growing importance of data analytics and e-commerce marketing in the Company’s business strategy, it is important for our directors to have experience in this area. Ms. Dyer has this experience.

Name	Industry Experience and/or Company Knowledge	Senior Leadership Experience	High-Growth Company Experience	U.S. Public Company Board Service Experience	Media and Technology Experience	Financial and/or Accounting Experience	Data Analytics and E-commerce Marketing Experience
Mr. Angrick	•	•	•		•	•
Mr. Clough		•	•	•	•	•
Ms. Dyer		•	•		•		•
Mr. Ellis		•	•	•	•	•
Mr. Gross	•	•	•	•	•
Ms. Infante		•	•	•	•	•
Mr. Kolodzieski	•	•	•			•
Mr. Mateus-Tique	•	•				•
Consideration of Diversity
The Board does not have a specific diversity policy but recognizes the value of diversity among directors. Diversity is important because a variety of viewpoints improves the quality of discussion, contributes to a more effective decision-making process, enhances the overall culture of the boardroom and helps the Board address the complex issues it faces.
In fiscal 2019 and fiscal 2020, the Board took proactive steps towards increasing its diversity. As described above under “Recommendation of Director Candidates”, the Governance Committee focused its fiscal 2019 and fiscal 2020 search for potential director candidates on three areas: (1) diversity, (2) data analytics and e-commerce marketing experience, and (3) information technology and e-commerce software architecture experience. The selection of these three areas of focus exhibits the Governance Committee’s and the Board’s recognition of the importance of maintaining a variety of viewpoints and experiences in the boardroom. After an extensive evaluation process, the Governance Committee selected Ms. Dyer as a new director due in part to her diverse background, experience and skills. With the addition of Ms. Dyer during fiscal 2020, our Board is now 25% female and represents a diverse mix of skills, experiences and viewpoints that the Board has determined will be beneficial to the Company.
The Board also recognizes the importance of diversity throughout the Company. As of October 1, 2020, Novelette Murray was appointed as the Company’s Chief Human Resources Officer based on her 25 years of experience in human resources and 10 years of outstanding service to the Company. Ms. Murray also adds racial and gender diversity to the executive team and offers a valuable perspective to management’s decision-making.
Additional information on our directors and their specific qualifications and experience are set forth below. For more information on the director nomination process, refer to “The Corporate Governance and Nominating Committee” above.

RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the election of Katharin S. Dyer, Patrick W. Gross and Beatriz V. Infante as directors.

Our Board of Directors
WILLIAM P. ANGRICK, III

Director Since: January 2000
Age: 53
Not Independent (Chairman & CEO)
Committee(s):
None
Class: Class I Director
Last Elected: 2019 (Votes For: 96%)
Current Term Expires: 2022
Key Skills, Qualifications and Experience:
✓ Industry Experience and/or Company Knowledge
✓ Senior Leadership Experience
✓ Financial and/or Accounting Expertise
✓ High-Growth Company Experience
✓ Media and Technology Experience

Biography:
Mr. Angrick is a co-founder of the Company and has served as the Chairman and CEO of the Company since January 2000. Mr. Angrick previously worked with Deutsche Banc Alex. Brown’s Consumer and Business Services Investment Banking Group from 1995 to 1999 where he served as a Vice President.
Education:
Mr. Angrick holds a M.B.A. from the Kellogg Graduate School of Management at Northwestern University and a B.B.A. with honors from the University of Notre Dame.

JAIME MATEUS-TIQUE

Director Since: April 2000
Age: 54
Not Independent (Co-Founder)
Committee(s):
None
Class: Class II Director
Last Elected: 2020 (Votes For: 86%)
Current Term Expires: 2023
Key Skills, Qualifications and Experience:
✓ Industry Experience and/or Company Knowledge
✓ Senior Leadership Experience
✓ Financial and/or Accounting Expertise

Biography:
Mr. Mateus-Tique is a co-founder of the Company who has served as a director of the Company since April 2000. Mr. Mateus-Tique served as the Company’s President and Chief Operating Officer from April 2000 until his retirement in September 2009. Before co-founding the Company, Mr. Mateus-Tique served as a senior engagement manager at McKinsey & Co., a management consulting firm, from September 1995 to March 2000.
Education:
Mr. Mateus-Tique holds a Master in Biomedical Science degree from the Icahn School of Medicine, a M.B.A. from the Kellogg Graduate School of Management at Northwestern University, a B.S in Mathematics and a Master in Management degree from Ecole des Hautes Etudes Commerciales in Paris.

PHILLIP A. CLOUGH

Director Since: September 2004
Age: 59
Independent
Committee(s):
Compensation Committee
Governance Committee (Chair)
Class: Class II Director
Last Elected: 2020 (Votes For: 88%)
Current Term Expires: 2023
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ Financial and/or Accounting Experience
✓ High-Growth Company Experience
✓ Media and Technology Experience
✓ U.S. Public Company Board Service Experience

Biography:
Mr. Clough has served as a director of the Company since September 2004 and currently serves as chair of the Governance Committee and a member Compensation Committee. Since January 2007, Mr. Clough has been a Managing General Partner of ABS Capital Partners (“ABS”), a growth equity firm focused on investments in growth companies in the business and tech-enabled services and health care industries. From September 2001 to January 2007, Mr. Clough was a General Partner of ABS. Before joining ABS, Mr. Clough was President and Chief Executive Officer of Sitel Corporation, a global provider of outsourced customer support services, from May 1998 to March 2001. Mr. Clough previously served on the board of directors of American Public Education, Inc., a provider of exclusively online post-secondary education, from August 2002 to 2010 and Rosetta Stone Inc., a provider of technology-based language learning solutions, from January 2006 to May 2014.
Education:
Mr. Clough holds a B.S. degree from the U.S. Military Academy at West Point and holds a M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia.

KATHARIN S. DYER

Director Since: January 2020
Age: 63
Independent
Committee(s):
Compensation Committee
Class: Class III Director
Appointed: 2020
Current Term Expires: 2021
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ High-Growth Company Experience
✓ Media and Technology Experience
✓ Data Analytics and E-commerce Marketing Experience

Biography:
Ms. Dyer has served as a director of the Company since January 2020 and is a member of the Compensation Committee. Since June 2018, she has been the Chief Executive Officer of PivotWise, a strategic advisory firm focused on digital transformation founded by Ms. Dyer. Previously, she was a Global Partner and a member of the senior leadership team at IBM Global Business Services from 2016 to 2018. From 2013 to 2015, she served as EVP and General Manager, Global Chief Marketing Officer, Merchant Services at American Express Company which covers more than 112 million business and consumer card members and 18 million American Express accepting merchants. Ms. Dyer has also served as Global Management Board Member and Global Chief Transformation Officer for the digital and media agencies of the Publicis Groupe; EVP, Executive Leadership Team, and Client Portfolio General Manager of Digitas; and in leadership roles at Advanta, MNC Financial, Sallie Mae, and Citigroup. She has also served as Guest Lecturer at Harvard Business School and Boston College Carroll School of Management. She dedicates her time to organizations including Women in Blockchain and WOMEN in America Executive Mentoring. In addition to Liquidity Services, she also currently serves on the boards of Providence Health, Noora Health, The Grameen Foundation, and YWCA of Nashville and Middle Tennessee. Previously, she served on the board of CARE, a leading global NGO working to end poverty in more than 90 developing countries. Ms. Dyer is a member of NACD.
Education:
Ms. Dyer holds a M.B.A. from the University of Maryland and a B.A. from the University of Kentucky.

GEORGE H. ELLIS

Director Since: May 2010
Age: 71
Independent
Committee(s):
Audit Committee (Chair)
Class: Class II Director
Last Elected: 2020 (Votes For: 90%)
Current Term Expires: 2023
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ Financial and/or Accounting Experience
✓ High-Growth Company Experience
✓ Media and Technology Experience
✓ U.S. Public Company Board Service Experience

Biography:
Mr. Ellis has served as a director of the Company since May 2010 and is the Chairman of the Audit Committee. Mr. Ellis has served as the Chief Financial Officer of Accumen Inc., a provider of health system performance optimization solutions, since September 2020. From 2015 through 2020, Mr. Ellis was a Managing Director in the healthcare practice of Huron Consulting, Inc. Prior to that, Mr. Ellis served as the Chief Financial Officer of Studer Group, a private equity-backed healthcare consulting firm, from September 2011 to February 2015. From July 2006 to August 2011, Mr. Ellis served as the Chief Financial Officer of Global 360, Inc., a software development company. Mr. Ellis has also served in several capacities at Softbrands, Inc., a software developer and provider of related professional services, including as a member of its board of directors from October 2001 to August 2009, as Chairman from October 2001 to June 2006, and as Chief Executive Officer from October 2001 to January 2006. Mr. Ellis is also a director of Blackbaud, Inc., a supplier of software for non-profit companies, where he is Chairman of the Audit Committee. Mr. Ellis served on the board of directors of NEON Systems, Inc., from January 2000 to December 2005 and PeopleSupport, Inc., from October 2004 to October 2008. He also served as a director of AremisSoft Corp. from April 1999 until February 2001 and as Chairman and Chief Executive Officer of AremisSoft from October 2001 to July 2002. Previously, Mr. Ellis served as Chief Financial Officer of Sterling Software, Inc., Chief Financial Officer and founder of Sterling Commerce, Inc., a spin-off of Sterling Software, and Executive Vice President and Chief Operating Officer of the Communities Foundation of Texas. Mr. Ellis is a Certified Public Accountant and is admitted to the State Bar of Texas. Mr. Ellis is a board fellow with NACD and is certified in Cyber Security for Board Members through NACD.
Education:
Mr. Ellis holds a B.S. degree from Texas Tech University and a J.D. from Southern Methodist University Dedman School of Law.

PATRICK W. GROSS

Director Since: February 2001
Age: 76
Independent / Lead Independent Director
Committee(s):
Audit Committee
Governance Committee
Class: Class III Director
Last Elected: 2018 (Votes For: 97%)
Current Term Expires: 2021
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ Media and Technology Experience
✓ Industry Experience and/or Company Knowledge
✓ High-Growth Company Experience
✓ U.S. Public Company Board Service Experience

Biography:
Mr. Gross has served as a director of the Company since February 2001 and currently serves as the Lead Director and a member of the Audit Committee and the Governance Committee. Mr. Gross has served as Chairman of The Lovell Group, a private business and technology advisory and investment firm, since October 2002. Mr. Gross is a founder of, and served as a principal executive officer from 1970 to September 2002 at, American Management Systems, Inc., a publicly traded information technology consulting, software development and systems integration firm. Mr. Gross is also a director of Perdoceo Education Corporation, a publicly traded provider of post-secondary educational services, and Rosetta Stone Inc., a provider of technology based language learning solutions. Mr. Gross previously served on the board of directors of Waste Management, Inc., a publicly traded provider of integrated waste services, from 2006 to 2020, Capital One Financial Corporation, a publicly traded financial services company, from February 1995 to May 2017, and, Taleo Corporation, a publicly traded provider of talent management solutions, from August 2006 until April 2012 when Taleo Corporation was acquired by Oracle Corporation. Mr. Gross currently serves on the boards of directors of various private companies.
Education:
Mr. Gross holds a B.S.E. degree from Rensselaer Polytechnic Institute, a M.S.E. degree from the University of Michigan, and a M.B.A. from the Stanford Graduate School of Business.

BEATRIZ V. INFANTE

Director Since: May 2014
Age: 66
Independent
Committee(s):
Audit Committee
Compensation Committee (Chair)
Class: Class III Director
Last Elected: 2018 (Votes For: 98%)
Current Term Expires: 2021
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ Media and Technology Experience
✓ High-Growth Company Experience
✓ Financial and/or Accounting Experience
✓ U.S. Public Company Board Service Experience

Biography:
Ms. Infante has served as a director of the Company since May 2014, and she currently serves as the Chair of the Compensation Committee and a member of the Audit Committee. Ms. Infante is currently the Chief Executive Officer of BusinessExcelleration LLC, a business consultancy specializing in corporate transformation and renewal. Since October 2017, she has served as director of Ribbon Communications, a cloud communications company formed from the merger of Sonus Networks Inc. and GENBAND Holdings Company, and more recently the acquisition of ECI Telecom Group Ltd, and is currently Chair of the Compensation Committee and member of its Audit and Technology Committees. Since January 2018, she has served as a director of PriceSmart Inc., the largest operator of membership warehouse clubs in Latin America and the Caribbean, and currently serves as Chair of its Compensation Committee, Chair of its Digital Transformation Committee, and member of its Audit Committee. From January 2010 to October 2017, she served as a director and member of the Compensation Committee of Sonus Networks. From May 2012 until its acquisition by Broadcom in May 2015, Ms. Infante served as a director of Emulex, and was the Chair of its Nominating and Governance Committee and member of its Compensation Committee. From July 2016 until its acquisition by Veeco in May 2017, Ms. Infante served as a director and member of the Nominating and Corporate Governance Committee of Ultratech, Inc. From 1994 to 2019, she served on the Advisory Committee to the Princeton University School of Engineering and Applied Science. Ms. Infante served as Chief Executive Officer and a director of ENXSuite Corporation from May 2010 until it was acquired in October 2011. Ms. Infante served as Chief Executive Officer and a director of VoiceObjects, Inc. from March 2006 until VoiceObjects, Inc. was acquired in December 2008. Ms. Infante served as a director and Interim Chief Executive Officer of Sychron, Inc. from December 2004 to June 2005 until its sale to an investor group. Ms. Infante was Chief Executive Officer and President of Aspect Communications Corporation, a market leader in communications solutions, from April 2000 until October 2003, and was additionally named Chairman in February 2001. Between October 1998 and April 2000, she held additional roles at Aspect Communications.

Ms. Infante has demonstrated her commitment to boardroom excellence by completing NACD’s comprehensive program of study for experienced corporate directors — a rigorous suite of courses spanning leading practices for boards and committees. Ms. Infante has been a NACD Board Leadership Fellow since 2012. Ms. Infante supplements her board leadership skills through ongoing engagement with the director community and access to leading practices.
Education:
Ms. Infante holds a B.S.E degree in Electrical Engineering and Computer Science from Princeton University and a M.S. degree in Engineering Science from California Institute of Technology.

EDWARD J. KOLODZIESKI

Director Since: November 2015
Age: 60
Independent
Committee(s):
Compensation Committee
Governance Committee
Class: Class I Director
Last Elected: 2019 (Votes For: 96%)
Current Term Expires: 2022
Key Skills, Qualifications and Experience:
✓ Senior Leadership Experience
✓ Financial and/or Accounting Experience
✓ High-Growth Company Experience
✓ Industry Experience and/or Company Knowledge

Biography:
Mr. Kolodzieski has served as a director of the Company since November 2015, and currently serves as a member of the Compensation Committee and the Governance Committee. Since 2013, Mr. Kolodzieski has also served as a Senior Advisor for CVC Capital Partners in the consumer products, retail and supply chain sectors. In addition, he has served on the advisory board of The Welspun Group since January 2017 and on the Board of Directors of 99 Cents Only Stores LLC since January 2020. Previously, Mr. Kolodzieski served as Chairman of the Board for Archway Marketing Services from September 2015 through June 2018, as Chairman of And Go Concepts, LLC from August 2018 through March 2020 and as a Board Director of Vi-Jon Inc from August 2013 through September 2020. Prior to that, Mr. Kolodzieski served as Executive Vice President — Global Sourcing at Wal-Mart, Inc. from February 2010 through his retirement from Wal-Mart in February 2013. Prior to this position, he held several other senior executive positions with Wal-Mart, including Chairman of the Board and Chief Executive Officer of Walmart Japan, Chief Operating Officer of Wal-Mart International, and SVP of Wal-Mart’s Neighborhood Market division. Before joining Wal-Mart, he was the President of Acme Markets of Virginia, a supermarket firm with operations in five Mid- Atlantic States.
Mr. Kolodzieski has been a certified law enforcement officer for over 30 years and is currently increasing his training in the area of cyber security and Internet fraud. He has completed courses from the U.S. Department of Justice / National White Collar Crime Center and the Carnegie Mellon University CERT Cyber Security Certification Program.
Mr. Kolodzieski has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors, a rigorous suite of courses spanning leading practices for boards and committees. Mr. Kolodzieski was a 2013 NACD Board Governance Fellow.
Education:
Mr. Kolodzieski holds a B.S. in Business Management from University of South Florida and a M.B.A. from University of Tampa.

Our Executive Officers
Below you can find information, including biographical information, about our named executive officers (other than Mr. Angrick, whose biographical information appears above, and Mr. Lutz, who is not employed by the Company as of the date of this proxy statement):

Name	Age	Position
Jorge A. Celaya	54	Chief Financial Officer
John P. Daunt	55	Chief Commercial Officer
Steven J. Weiskircher	47	Chief Technology Officer
Mark A. Shaffer	47	Chief Legal Officer and Corporate Secretary
Jorge A. Celaya has served as our Chief Financial Officer since 2015 where he plays a key role in leading the Company’s ongoing transformation and growth initiatives. Mr. Celaya has more than 25 years of experience in capital markets, financial accounting, operations and strategic transformation with global and publicly held companies in diverse industries. Before joining the Company, he co-founded Avanz Capital, an independent investment firm focused on private equity investing across emerging markets. Before that, Mr. Celaya was Executive Vice President and Chief Financial Officer for both FTI Consulting, a global provider of business restructuring, financial consulting, and e-discovery software and services, and Sitel Corporation, a global provider of business process outsourcing services. From 1990 to October 2003, Mr. Celaya also held various corporate and operating group positions with Schlumberger Ltd. where he worked across multiple industries and sectors both domestically and internationally. Mr. Celaya holds a Bachelor of Arts degree and a Master’s in Business degree from the University of Texas at Austin.
John P. Daunt has served as our Chief Commercial Officer since April 2019. Previously, Mr. Daunt was our Senior Vice President, CAG North America, from June 2018 to April 2019, Senior Vice President, Global Operations and DoD from August 2015 to May 2018 and Senior Vice President, Account Management from November 2014 to July 2015. Before joining the Company, Mr. Daunt served as Senior Vice President of FedBid, Inc., a company that allows federal, state and local governments, and educational institutions to purchase goods and services through a reverse auction-based platform, from March 2013 to November 2014. Prior to that, Mr. Daunt was Vice President and General Manager of AssetNation and an Account Executive at Ariba, Inc. Mr. Daunt also served as a Naval Flight Officer in the US Navy. Mr. Daunt holds a B.S. in Entrepreneurial Studies from Babson College.
Steven J. Weiskircher has served as our Chief Technology Officer since August 2019. Prior to joining the Company, Mr. Weiskircher was Vice President, Omnichannel, Marketing, and Digital Technology Delivery at GameStop, a video game, consumer electronics, and wireless services retailer, from July 2018 through July 2019. Prior to that, Mr. Weiskircher worked for ThinkGeek, a retailer, as Chief Information Officer from February 2013 through July 2018. Mr. Weiskircher has also been employed as Chief Information Officer at Fanatics, Inc. and as Vice President, Information Technology at Crutchfield Corporation. Mr. Weiskircher served as a Captain in the U.S. Army Signal Corps. Mr. Weiskircher holds a B.S. in Mechanical Engineering from Virginia Tech and a M.S. in Management Information Systems from the University of Virginia.
Mark A. Shaffer has served as our Chief Legal Officer and Corporate Secretary since July 2016. Before this role, Mr. Shaffer was Senior Associate General Counsel and Assistant General Counsel from September 2012 to July 2016. Before joining the Company, Mr. Shaffer served as Senior Counsel and Global Compliance Officer for Barnes Group, Inc., an international industrial and aerospace manufacturer and service provider, from June 2010 to August 2012. Before that, he served in other roles at Barnes Group and as Senior Counsel at the law firm of Miller Canfield, where he focused on industrial and automotive mergers and acquisitions and commercial negotiations. Mr. Shaffer also served as Senior Counsel for Kmart Corporation and as an associate at the law firms of LeBoeuf, Lamb, Greene & MacRae LLP and Latham & Watkins LLP. Mr. Shaffer holds a B.S. in Foreign Service and a J.D. from Georgetown University. Mr. Shaffer became a NACD Board Leadership Fellow in 2020.

PROPOSALS REQUIRING YOUR VOTE
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
Auditors
The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal 2021.
We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will review its future selection of the independent registered public accounting firm. Even if this selection is ratified, pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and may determine to change the firm selected at such time and based on such factors as it determines to be appropriate.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.
RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2021.
Audit and Non-Audit Fees
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the fiscal years ended September 30, 2020 and September 30, 2019, and for fees billed for other services rendered by Ernst & Young LLP during those periods.
	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$1,110,615	$1,499,644
Audit-Related Fees(2)	$83,590	$213,834
Tax Fees(3)	$297,815	$464,357
All Other Fees	$0	$0
Total Fees	$1,492,020	$2,177,835

(1)
Audit fees consisted principally of work performed in connection with the audit of our consolidated financial statements and the review of our unaudited quarterly financial statements. This amount includes $61,515 in costs during fiscal 2020 and $80,573 in costs during fiscal 2019 related to the statutory audits of our foreign subsidiaries and other related services.

(2)
Audit-related fees consisted principally of fees incurred in connection with audits related to our employee benefit plans. The amount for fiscal 2019 also includes costs related to the implementation of our enterprise resource planning systems.

(3)
Tax fees consisted principally of tax return preparation, planning and compliance work.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Under its Charter, Audit Committee policy and applicable law, the Audit Committee preapproves all audit and permissible non-audit services to be provided by our independent registered public accounting firm, including audit services, audit-related services, tax services and other services. The Audit Committee has delegated authority to the Chair of the Audit Committee in some cases to preapprove the provision of services by our independent registered public accounting firm, which preapprovals the Chair then communicates to the full Audit Committee. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. We obtain these services from other service providers as needed.
Audit Committee Report
The Company’s management team is responsible for the Company’s financial statements, internal controls and financial reporting process. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with GAAP. The Audit Committee was established for the purpose of representing and assisting the Board in overseeing the Company’s accounting and financial reporting processes and audits of the Company’s annual financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory authority requirements, the independent registered public accounting firm’s qualifications and independence and the performance of the Company’s independent registered public accounting firm. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.
In this context, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to the applicable requirements of the PCAOB and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020 for filing with the Securities and Exchange Commission. The Board of Directors approved including the audited financial statements in the Company’s Annual Report.
The Audit Committee: George H. Ellis, Chair Patrick W. Gross Beatriz V. Infante
The Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

PROPOSALS REQUIRING YOUR VOTE
Proposal 3 — Approval of an Advisory Resolution on Executive Compensation
We are asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this proxy statement. As described below in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee’s goals in setting executive compensation are to support the attainment of our short-term and long-term financial and strategic objectives, reward executives for continuous growth in earnings and stockholder value and align executives’ interests with those of our stockholders. To achieve these goals, our executive compensation structure emphasizes performance-based compensation, including annual incentive compensation and stock-based awards with multi-year vesting schedules.
We urge stockholders to read the “Compensation Discussion and Analysis,” beginning on page 41 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on page 56 through page 69, which provide detailed information on the compensation of our NEOs. The Board and the Compensation Committee believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our NEOs reflects and supports these compensation policies and procedures.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, stockholders will be asked at the Annual Meeting to approve the following advisory resolution:
RESOLVED, that the stockholders of Liquidity Services, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers described in the Compensation Discussion and Analysis and disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders.
This advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
The Board has adopted a policy of providing for annual “say on pay” advisory votes. Unless the Board modifies its policy on the frequency of holding “say on pay” advisory votes, the next “say on pay” advisory vote will occur in 2022.
RECOMMENDATION OF THE BOARD
Your Board of Directors unanimously recommends a vote FOR the advisory resolution on executive compensation.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section describes our compensation strategy, programs and practices for these executive officers during fiscal 2020:
Executive Officer	Principal Position
William P. Angrick, III	Chairman and Chief Executive Officer
Jorge A. Celaya	Chief Financial Officer
John P. Daunt	Chief Commercial Officer
Steven J. Weiskircher	Chief Technology Officer
Mark A. Shaffer	Chief Legal Officer and Corporate Secretary
Michael G. Lutz	Former Vice President, Human Resources
In this proxy statement, we refer to these individuals as our named executive officers or NEOs.
Executive Summary
The Compensation Committee believes in a “pay-for-performance” approach that aligns executive compensation with shareholder interests. This means that a significant portion of an executive’s compensation should be at risk and may vary from “targeted” compensation based upon the level of achievement of specified performance objectives. Our pay for performance executive compensation philosophy and the elements of our executive compensation program for fiscal 2020 are summarized below:
•
The main objectives of our executive compensation program are to drive continuous stockholder return by motivating executives to achieve short-term and long-term financial and strategic objectives, to reward executives for continuous growth in earnings and stockholder value, and to align executives’ interests with those of our stockholders.

•
Our executive compensation program emphasizes performance-based compensation, including annual incentive compensation and stock-based awards, such as options and RSUs.

•
The Compensation Committee evaluates and sets the compensation levels of our NEOs. In setting compensation levels for executives, the Compensation Committee solicits the input and recommendations of our Chairman and CEO and engages an independent compensation consultant to conduct market reviews of our competitive market for executive talent.

•
To support the retention and incentive purposes of our executive compensation program, each of our NEOs received time-based and performance-based options and RSUs in fiscal 2020.

•
83% of Mr. Angrick’s targeted total direct compensation for fiscal 2020 was delivered through variable incentives for which payout is tied to achievement of pre-determined performance objectives.

•
On average, approximately 60% of the targeted total direct compensation for fiscal 2020 of the other NEOs was delivered through variable incentives with payout tied to achievement of pre-determined performance objectives.

•
We emphasize equity-based long-term incentives to ensure executives are focused on longer-term operating objectives and stock price performance in addition to shorter-term goals. The targeted value for long-term incentive awards for the NEOs other than Mr. Angrick is approximately 37% of the targeted value of their annual incentive awards and for Mr. Angrick is approximately 56% of the targeted value of such award.

Our fiscal 2020 business and financial performance, combined with several important operational developments, significantly impacted the design of our 2020 executive compensation program and the timing of decisions related to such program. In fiscal 2020, we achieved some notable financial and operational milestones, including:
•
Our Retail Supply Chain Group (“RSCG”) segment continued to drive long-term growth, delivering 33% gross merchandise volume (“GMV”) growth for the fourth quarter of fiscal 2020. GMV is the total sales value of all merchandise sold by us or our sellers through our marketplaces or by us through other channels during a given period of time.

•
We expanded service offerings in our RSCG segment to address the full spectrum of seller needs and to create higher-margin revenue streams.

•
Our GovDeals segment was able to capitalize on market opportunity in fiscal 2020 as governments sought streamlined costs, reduced space, digital and green solutions, and improved compliance. GovDeals reported $111.7 million in GMV for the fourth quarter of fiscal 2020, an increase from $82.8 million in the fourth quarter of fiscal 2019.

•
All assets sold by our Capital Asset Group segment are now cross-listed onto our AllSurplus platform, which enables our sales organization to offer self-directed services to our sellers.

•
Overall, we generated GMV of $619.8 million, down from $640.0 million fiscal 2019, and GAAP revenue of $205.9 million, down from $226.5 million in fiscal 2019. Comparative results reflect delays in business development and COVID-19 impacts across all segments, despite strong recovery in the second half of fiscal 2020.

•
Non-GAAP adjusted EBITDA, which excludes stock compensation expense, impairment and business realignment expenses, acquisition costs, fair value adjustments to acquisition earn-outs, and deferred revenue purchase accounting adjustments, and is used as a performance metric under our annual incentive compensation program, was $9.0 million, an increase from $(1.2) million in fiscal 2019.

•
GAAP Net Loss for fiscal 2020 was $(3.8) million improved from $(19.3) million for fiscal 2019.

•
An increased mix of full-service and self-service consignment model transactions created an improvement in gross profit margin from 50% in fiscal 2019 to 53% in fiscal 2020.

•
The number of buyers registered with us grew from 3,580,000 at the end of fiscal 2019 to 3,772,000 at the end of fiscal 2020, or 5.4%.

The following chart provides additional information on our fiscal 2020 financial milestones.

Gross Merchandise Volume
640
620
158
197
19
20
19
20
Fiscal Year ended 9/30
Three Months ended 9/30
Total Revenue
226
206
59
56
19
20
19
20
Fiscal Year ended 9/30
Three Months Ended 9/30
Gross Profit
113
110
29
33
19
20
19
20
Fiscal Year ended 9/30
Three Months ended 9/30
Adjusted EBITDA
9.0
9.0
-1.2
-0.8
19
20
19
20
Fiscal Year ended 9/30
Three Months ended 9/30

For a reconciliation of adjusted EBITDA, see pages 31 – 35 of the Company’s Annual Report on Form 10-K for fiscal year ended September 30, 2020 filed with the SEC on December 8, 2020.
For fiscal 2020, we achieved consolidated, commercial adjusted EBITDA and gross profit levels that exceeded threshold performance levels under our incentive programs, resulting in payouts to our NEOs as described in additional detail below.

*
The average NEO target and realized amounts reflected in the above charts were calculated based on the compensation of Messrs. Celaya, Daunt, Weiskircher and Shaffer.

**
Realized long-term equity incentive pay includes only those options exercised in the applicable period.

Best Practices
Our approach to executive compensation incorporates these best practices:
✓
The Compensation Committee receives objective advice from an independent compensation consultant, Radford, an Aon company.

✓
Our Board has adopted a claw-back policy applicable to all cash incentive payments and performance-based equity awards granted to our executive officers.

✓
No employee is entitled to any “single trigger” equity acceleration with a change in control.

✓
All named executive officers must own Company common stock equal to 150% of their annual base salaries (600% for the CEO).

✓
We do not provide excise tax gross-ups.

“Say-on-Pay” Advisory Vote on Executive Compensation
We asked stockholders to vote on a “say on pay” advisory vote on our executive compensation at the 2020 Annual Meeting of Stockholders. Stockholders expressed substantial support for the compensation of our NEOs, with approximately 90% of the votes cast in favor of the “say on pay” advisory vote. The Compensation Committee carefully evaluated the results of the 2020 advisory vote at its March 9, 2020 meeting. The Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Compensation Committee’s assessment of total stockholder return, the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by external consultants, and review of peer group and survey data, each of which is evaluated in the context of the Compensation Committee’s fiduciary duty to act as the directors determine to be in stockholders’ best interests. While each factor bore on the Compensation Committee’s decisions regarding executive compensation, the Compensation Committee did not change our executive compensation program and policies as a direct result of the 2020 “say on pay” advisory vote.
General Compensation Philosophy
The Company’s executive compensation program is designed to:
•
align executives’ interests with those of our stockholders;

•
support the attainment of our short-term and long-term financial, operational, and strategic objectives;

•
reward executives for continuous growth in earnings and stockholder value;

•
attract, retain and motivate key executives; and

•
encourage a long-term commitment to the Company.

Compensation Dashboard*

*
Percentages calculated based upon the average total compensation of Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer for fiscal 2020.

Factors Considered When Determining Compensation.   The Compensation Committee seeks to set executive compensation at competitive levels that it considers appropriate for a company of our size and stage of growth. Annually, the Compensation Committee determines and approves the total compensation level of each of our NEOs based on its evaluation of external market conditions and Company performance. The Compensation Committee also considers each executive’s level of experience, unique skills and abilities critical to the Company, and the executive’s tenure, position, responsibilities and performance with the Company. The Compensation Committee considers recommendations from the Chairman and CEO regarding levels for base salary, annual incentive awards and long-term incentive awards for NEOs. The Chairman and CEO annually provides to the Compensation Committee historical and prospective breakdowns of the total direct compensation components for each NEO.
Pay Mix.   Because our NEOs are in a position to directly influence our performance, a significant portion of their compensation is delivered in the form of an annual cash incentive award and a long-term incentive award. We rely on a mix of compensation components intended to reward short-term results (in the form of annual cash incentive awards) and motivate long-term performance (in the form of option and RSU grants that vest over several years). We do not have a specific allocation target between cash and equity based compensation or between annual and long-term incentive compensation. Instead, we retain the flexibility when determining the compensation mix to react to our evolving business environment and our specific hiring and retention requirements. In fiscal 2020, approximately 37% or more of the target total direct compensation for each of our NEOs, including approximately 54% of the target total direct compensation for the Chairman and CEO, was performance-based or tied directly to the performance of our stock (in the form of target annual cash incentive awards, stock options and RSU awards), consistent with our compensation philosophy to link executive compensation with stockholder returns and achievement of strategic business objectives.

*
Percentages reflect the average compensation of Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer for fiscal 2020.

Market Data.   The Compensation Committee has engaged on an annual basis a leading industry compensation consultant to assess the market competitiveness of our executive compensation program so our program attracts and retains executive talent essential to achieve our business plans. For fiscal 2020, the Compensation Committee engaged Radford, which is a part of Aon plc, to assess the market competitiveness of our executive compensation program and to evaluate and set executive compensation levels. Prior to such engagement, the Compensation Committee determined that there was no conflict of interest between the Compensation Committee and Radford. In making this determination, the Compensation Committee considered these six factors regarding Radford:
(i)
the provision of other services to us by Radford;

(ii)
the fees paid by us to Radford, as a percentage of the total revenue of Radford;

(iii)
the policies and procedures of Radford designed to prevent conflicts of interest;

(iv)
any business or personal relationship of the Radford consultant with a member of the Compensation Committee;

(v)
any of our stock owned by the Radford consultant; and

(vi)
any business or personal relationship of the Radford consultant or Radford with any of our executive officers.

The scope of Radford’s work included a review of the Company’s executive compensation practices, assistance with development of an appropriate peer group, and presentation to the Compensation Committee of a report regarding executive compensation trends for similarly sized companies and the market competitiveness of our executive compensation program. Radford was engaged directly by the Compensation Committee and provided no services to the Company other than the executive and director compensation consulting services described above.
To assist the Compensation Committee in its market review for fiscal 2020, Radford prepared an analysis of the market competitiveness of the aggregate value of total direct compensation (base salary, annual cash bonus and long-term equity incentives) and the market competitiveness of each element of compensation for each NEO. The market review was based upon two different sources of compensation data — the Radford Global Technology Survey and publicly available market data from a selected peer group of companies. The Radford Global Technology Survey is a national survey that contains compensation data for high-technology sector companies. The survey data was used as a market reference to assess how the Company’s compensation practices for top executives compare to market practices and to confirm that the overall compensation mix is reasonably aligned with the marketplace.
The peer companies utilized in the review were updated for fiscal 2020 by Radford with input from the Compensation Committee and were approved by the Compensation Committee. The updated peer group was developed using several criteria (e.g., company size, net income and growth) and has an increased focus on “platform” companies to better reflect our value creation model. As part of the update for fiscal 2020, seven companies were removed from the fiscal 2019 peer group. Five companies were removed based on business model and two companies were removed due to acquisition. Seven new companies, primarily platform companies across a range of goods and services, were added to the peer group. The peer group companies for the fiscal 2020 review were:
• Agilysys	• Magnite (formerly The Rubicon Project)
• American Software	• NIC
• Benefitfocus	• PetMed Express
• CarParts.com (formerly U.S. Auto Parts Network)	• PFSweb
• Cars.com	• Quotient Technology
• Channel Advisor	• Ritchie Bros.
• DHI Group	• Rosetta Stone
• H&E Equipment Services	• TrueCar
• Leaf Group	• VSE
At the time of the fiscal 2020 review, we were at the 37th percentile of the peer group for revenue, the 28th percentile for operating income and the 13th percentile for market capitalization.
The Compensation Committee considers market data in setting compensation levels but does not target or position NEO pay levels at a specific percentile level relative to the peer group. Rather, the Compensation Committee reviews total direct compensation and the mix of the compensation components relative to the peer group as one factor in determining if compensation is adequate to attract and retain qualified executive officers. The compensation decisions specific to each component of total direct compensation for the NEOs are discussed below.
Base Salary
Purpose.   Base salaries for NEOs are designed to be competitive when compared with prevailing market rates. The Compensation Committee utilizes a report of market compensation levels prepared by Radford to evaluate executives’ base salaries. The Compensation Committee considers the base salary levels of similarly situated executives in the peer group, executive experience and other factors, such as tenure, individual performance and organizational structure.
Base salaries are reviewed annually or at the time of promotion or other changes in responsibilities. In determining whether to award base salary increases, the Compensation Committee considers the Company’s overall business outlook, the Company’s budget, the executive’s individual performance, historical compensation, market compensation levels for comparable positions, internal pay equity and other factors, including any retention concerns. Under the employment agreements in place with our NEOs, the Compensation Committee may not reduce the salary of a NEO downward unless the NEO consents to a reduction.
Fiscal 2020 Decisions.   For fiscal 2020, the Compensation Committee approved base salaries in the following amounts for our NEOs:

Named Executive Officer	2020 Salary	2019 Salary	Percentage Increase
William P. Angrick, III	$420,000	$420,000	0%
Jorge A. Celaya	$373,504	$366,180	2%
John P. Daunt	$318,000	$300,000	6%
Steven J. Weiskircher	$329,600	—	—
Mark A. Shaffer	$322,215	$312,830	3%
Michael G. Lutz	$287,411	$279,040	3%
Mr. Angrick’s base salary was not increased for fiscal 2020. This base salary level is below the competitive median range of our peers to emphasize long-term equity incentives during a period in which the Company is focused on long-term reinvestment of its earnings. The base salary levels for Messrs. Celaya, Daunt, Shaffer and Lutz increased for fiscal 2020 to provide a base salary level competitive with our peers and to reflect each executive’s experience, tenure and performance. Mr. Weiskircher’s base salary for fiscal 2020 was $329,600. Historical salary information is not provided for Mr. Weiskircher because he did not become a NEO until fiscal 2020.
Fiscal 2021 Decisions.   For fiscal 2021, the Compensation Committee approved base salaries in the following amounts for our NEOs:
Named Executive Officer	2021 Salary	Percentage Increase
William P. Angrick, III	$420,000	0%
Jorge A. Celaya	$380,974	2%
John P. Daunt	$349,959	10%
Steven J. Weiskircher	$336,192	2%
Mark A. Shaffer	$328,659	2%
Michael G. Lutz	N/A	N/A
The Compensation Committee chose to continue to emphasize long-term equity incentives for Mr. Angrick and as a result, his base salary will not change for fiscal 2021. The base salary levels for Messrs. Celaya, Weiskircher and Shaffer increased by 2% for fiscal 2021. Mr. Daunt’s base salary was increased by 10% for fiscal 2021 due to market conditions and his performance during fiscal 2020. Mr. Lutz is no longer employed by the Company and will not receive a salary in fiscal 2021.
Annual Incentive Compensation
Purpose.   Annual incentive compensation is an “at risk” performance-based cash award designed to motivate our NEOs to achieve preestablished corporate financial objectives consistent with the Company’s strategic plan. These awards are payable if, and only if, these preestablished objectives are achieved. The Compensation Committee retains the discretion to increase or decrease payouts based on the Company’s and the executive’s performance during the year. Payouts have varied significantly from year to year. For example, over the last several years, the payout to our Chairman and CEO has ranged from 36% to 218% of his base salary. The cash awards are also designed to attract and retain key employees by providing our NEOs with a significant opportunity to earn additional cash compensation annually. For fiscal 2020, the target awards of our NEOs ranged from 50% to 150% of base salary, with a maximum award of two times the target award. The Compensation Committee strives to set target at the median of the peer group with potential for upper quartile pay based on superior performance of the Company.
Fiscal 2020 Awards.   At the beginning of each fiscal year, the Compensation Committee establishes the performance goals and target and maximum awards for each NEO. The target and maximum awards for each NEO are set as a percentage of base salary based upon job description and responsibility. The amount ultimately paid out to each NEO depends on the Company’s achievement of financial performance goals. The “Grants of Plan-Based Awards for Fiscal 2020” table below shows the range of possible payments to each of our NEOs in fiscal 2020.

For fiscal 2020, the target and maximum awards were as follows:
Named Executive Officer	Fiscal 2020 Target Award Percentage of Base Salary	Fiscal 2020 Annual Incentive Target	Fiscal 2020 Maximum Award Percentage of Base Salary	Fiscal 2020 Annual Incentive Maximum
William P. Angrick, III	150%	$630,000	300%	$1,260,000
Jorge A. Celaya	80%	$298,803	160%	$597,606
John P. Daunt	65%	$206,700	130%	$413,400
Steven J. Weiskircher	50%	$164,800	100%	$329,600
Mark A. Shaffer	50%	$161,108	100%	$322,215
Michael G. Lutz	50%	$143,706	100%	$287,411
The Compensation Committee established these target and maximum awards based on (1) the relative scope and responsibility of the NEO’s position and his respective impact on overall Company performance; and (2) comparative compensation data based on the Compensation Committee’s market review for fiscal 2020. The target award as a percentage of base salary remained unchanged for Messrs. Angrick, Celaya and Shaffer for fiscal 2020. Mr. Daunt’s award target was increased from 60% to 65% of his base salary to better align his compensation with market data. Mr. Weiskircher’s award target is 50% of his base salary. Historical information is not provided for Mr. Weiskircher because he did not become a NEO until fiscal 2020.
Fiscal 2020 Performance Metrics.   Payout of the awards discussed above depends on the Company’s financial performance as measured against certain metrics. At its December 2019 meeting, the Compensation Committee determined that the metrics for fiscal 2020 would be consolidated gross profit and consolidated adjusted EBITDA with the gross profit metric weighted more heavily (65%) than the adjusted EBITDA metric (35%). The Compensation Committee selected these metrics because they are key metrics used by management to measure the Company’s performance.
The Compensation Committee sets a threshold achievement level, a target achievement level and a maximum achievement level for each metric. The levels for fiscal 2020 are in the table below:
Consolidated Gross Profit
Threshold	Target	Maximum
$103.0M	$120.3M	$130.0M
Consolidated Adjusted EBITDA
Threshold	Target	Maximum
$0.2M	$2.0M	$5.0M
If actual performance for a metric is below the applicable threshold achievement level, there will be no payout on that metric. If actual performance for a metric is at the threshold achievement level, payout will be 40% of the target payout. If actual performance for a metric is above the applicable threshold achievement level, but below the target achievement level, there will be a payout above 40% but less than 100% of the target payout. If actual performance for a metric is at the target achievement level, payout will be the target payout. If actual performance exceeds the applicable maximum amount, payout will be capped at 200% of the target payout.
The Compensation Committee endeavors to set appropriate threshold, target and maximum achievement levels. These levels are evaluated annually and are consistent with the Company’s business plan and strategic objectives. The Compensation Committee cannot specify the degree of difficulty required to meet target achievement levels, but believes that achievement would require substantial and sustained performance by the Company. As noted below under the heading “Fiscal 2020 Results and Payouts,” the Company’s financial performance in fiscal 2020 resulted in payouts just below the target payout for the gross profit metric and capped at 200% of the target payout for the adjusted EBITDA metric.
Fiscal 2020 Results and Payouts.   At the end of fiscal 2020, our Chairman and CEO assessed the Company’s performance against the metrics and made a recommendation to the Compensation Committee regarding payouts to our NEOs. The Compensation Committee considered the recommendations, independently assessed the Company’s performance against the metrics and approved the payouts described below.
For fiscal 2020, the Company achieved consolidated adjusted EBITDA that exceeded both target and maximum, resulting in a payout to Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer of 200% of target for this metric. The Company achieved gross profit that exceeded the threshold level but fell short of the target level, resulting in a payout to Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer of 65% of target for this metric. Mr. Lutz was not eligible to receive a payout for fiscal 2020 because he was not employed by the Company on the payment date for the awards.
Fiscal 2020 results and related payments appear in the table below.
Name and Principal Position	Consolidated Gross Profit	Consolidated Adjusted EBITDA	2020 Incentive Target	2020 Actual Payout	2020 Actual Payout as a % of Target
William P. Angrick, III Chairman and Chief Executive Officer	42%	70%	$630,000	$708,101	112%
Jorge A. Celaya Chief Financial Officer	42%	70%	$298,803	$335,846	112%
John P. Daunt Chief Commercial Officer	42%	70%	$206,700	$232,325	112%
Steven J. Weiskircher Chief Technology Officer	42%	70%	$164,800	$185,230	112%
Mark A. Shaffer Chief Legal Officer and Corporate Secretary	42%	70%	$161,108	$181,080	112%
Michael G. Lutz Former Vice President, Human Resources	0%	0%	$143,706	$0	0%
Fiscal 2021 Annual Incentive Compensation.   On December 2, 2020, the Board adopted the Liquidity Services, Inc. Annual Incentive Plan (the “AIP”). The AIP will be administered by the Compensation Committee (or other committee appointed by the Board). The AIP is effective as of October 1, 2020 and Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer will be eligible to participate in the AIP for fiscal 2021. The right to receive a bonus under the AIP depends on the achievement of specific performance goals referred to as management objectives. At the end of a performance period, the Compensation Committee will determine whether the management objectives have been achieved and what amounts, if any, are payable under the AIP. The Compensation Committee has the ability to modify the amounts payable in its discretion. A copy of the AIP was filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed with the SEC on December 8, 2020.
The management objectives for our NEOs for fiscal 2021 are based on the same performance metrics chosen by the Compensation Committee for fiscal 2020 — consolidated gross profit and consolidated adjusted EBITDA. These metrics were chosen because they continue to be key metrics used by management to measure the Company’s performance. However, for fiscal 2021, the Compensation Committee adjusted the weighting of the metrics. The weight of the gross profit metric increased from 35% to 40% and the weight of the adjusted EBITDA metric decreased from 65% to 60%. The Compensation Committee believes this adjustment is appropriate in light of the Company’s return to profitability. The Compensation Committee also chose to cap payouts on the performance metrics at 150% of target for fiscal 2021.

At its December 2020 meeting, in addition to setting the management objectives for fiscal 2021, the Compensation Committee reviewed the target and maximum awards for our NEOs and set the following for fiscal 2021:
Named Executive Officer	Fiscal 2021 Target Award Percentage of Base Salary	Fiscal 2021 Annual Incentive Target	Fiscal 2021 Maximum Award Percentage of Base Salary	Fiscal 2021 Annual Incentive Maximum
William P. Angrick, III	150%	$630,000	225%	$945,000
Jorge A. Celaya	80%	$304,779	120%	$457,169
John P. Daunt	70%	$244,971	105%	$367,457
Steven J. Weiskircher	50%	$168,096	75%	$252,144
Mark A. Shaffer	50%	$164,330	75%	$246,494
Michael G. Lutz	N/A	N/A	N/A	N/A
The target award percentages for Messrs. Angrick, Celaya, Weiskircher and Shaffer remained the same as fiscal 2020. Mr. Daunt’s target award percentage was increased to 70% of his base salary to reward his fiscal 2020 performance and to align his compensation with market data. Due to the Compensation Committee’s decision to cap payouts to 150% of target as described above, the maximum award percentages for our NEOs were reduced for fiscal 2021. Mr. Lutz is no longer employed by the Company and will not receive annual incentive compensation for fiscal 2021.
Long-Term Incentive Compensation
Purpose.   We grant long-term equity compensation to our NEOs to attract, retain and reward our executives and strengthen the mutuality of interests between our NEOs and the Company’s stockholders. The Compensation Committee annually determines whether to grant stock options or other equity-based incentives to executives. In making its determinations, the Compensation Committee considers factors such as market data, the executive’s and the Company’s performance in the last year and the results achieved by the executive, the executive’s base salary and the Compensation Committee’s view regarding the future potential of long-term contributions of the executive. Recommendations of the Chairman and CEO are also considered.
The Compensation Committee historically had granted our NEOs long-term incentive awards in the form of options. As of September 30, 2020, 103,597 outstanding and exercisable options were older than six years from their grant date. One reason the Company has traditionally granted options is because they contribute to our pay-for-performance philosophy because grantees only receive value from the options if there is an increase in the value of the Company’s shares following the date of grant. If our stock price declines, the options may expire before ever being exercised. Based on a stock price of $7.46, the closing price of our common stock on the last trading day of fiscal 2020, approximately 18% of issued equity is “underwater” (i.e., the exercise price for such options exceeds $7.46). This represents approximately 1.6% of the Company’s total issued and outstanding common stock. Any options that expire unexercised are returned to the share pool under the Company’s Third Amended & Restated 2006 Omnibus Long-Term Incentive Plan (the “LTIP”).
The following chart depicts the portion of the Company’s equity overhang that is underwater and which may be potentially returned to the share pool. The peer group used for comparison purposes in the below chart is the same peer group developed in consultation with Radford, the Compensation Committee’s compensation consultant, as part of its review of the Company’s executive compensation practices (i.e., Agilysys, American Software, Benefitfocus, CarParts.com (formerly U.S. Auto Parts Network), Cars.com, Channel Advisor, DHI Group, H&E Equipment Services, Leaf Group, Magnite (formerly The Rubicon Project), NIC, PetMed Express, PFSweb, Quotient Technology, Ritchie Bros., Rosetta Stone, TrueCar and VSE).

Equity Overhang(1)(2)
•
The Company’s FYE20 total equity overhang includes ~3.1M shares available for grant as 9/30/2020

•
~18% of issued equity is underwater at the stock price as of FYE representing approximately 1.6%of total common shares issued and outstanding

Liquidity Equity Overhang Practices vs. Peers

(1)
Total options and unvested restricted stock outstanding divided by total common shares issued and outstanding.

(2)
Total options and unvested restricted stock outstanding plus shares available for future grant divided by total common shares issued and outstanding.

As in fiscal 2019, our long-term incentive compensation program for fiscal 2020 provided grants of options and RSUs under the LTIP.
The Compensation Committee has historically granted annual equity awards with respect to each fiscal year after financial results are available for the prior fiscal year at a regularly scheduled meeting. As the Compensation Committee’s meeting schedule is established before the start of each fiscal year, the proximity of any award grants to earnings announcements or other market events is coincidental. For annual awards, the Compensation Committee’s policy is to grant option and RSU awards on the date it approves them. The option exercise price is determined under the terms of the LTIP (typically, the closing price on the date of grant) and cannot be less than the fair market value of our common stock as of that date. Besides annual option awards, our NEOs may receive options with the commencement of employment or upon promotion. In these cases, the exercise price is typically the closing price of our common stock on the date the Compensation Committee approves the award.
Fiscal 2020 Long-Term Equity Compensation.   In fiscal 2020, the Compensation Committee granted a mix of option and RSU awards to each of our NEOs. Half of the equity compensation granted to each NEO was in the form of options (with 50% of such options subject to performance-based vesting terms and 50% subject to time-based vesting terms), and the other half was in the form of RSUs (with 50% of such RSUs subject to performance-based vesting terms and 50% subject to time-based vesting terms).

Half of the equity compensation took the form of performance-based awards in order to align executives’ long-term interests with stockholders’ interests. For fiscal 2020, the Compensation Committee tied vesting to achievement of total shareholder return (“TSR”) milestones. TSR is calculated as total stock appreciation. Dividends paid during the period are assumed to be reinvested in the stock. Historically, the Company has paid no dividends. The following table explains the TSR milestones and vesting:
Total Shareholder Return		Grant Date Share Price of $6.69(1)
Milestone – Percentage Increase in Share Price Over Grant Date Share Price	Share Price Milestone(2)	Percentage of Award on Achievement of Milestone
20%	$8.03	20%
40%	$9.37	40%
60%	$10.70	60%
80%	$12.04	80%
100%	$13.38	100%

(1)
$6.69 was the closing price on December 3, 2019, the grant date for fiscal 2020 equity compensation.

(2)
Share price based on average price over trailing 20 trading days

The long-term equity compensation awards for fiscal 2020 were approved by the Compensation Committee at its December 3, 2019 meeting. In determining the award for each of our NEOs, the Compensation Committee considered the award granted to each NEO in fiscal 2019, each NEO’s job responsibilities, the awards granted to similarly situated executives at peer group companies, each NEO’s experience and individual performance and recommendations of the Chairman and CEO.
The target value of each NEO’s equity compensation for fiscal 2020 as a percentage of base salary is as shown in the table below.
Named Executive Officer	Target Value of Annual Award as a Percentage of Base Salary
William P. Angrick, III	322%
Jorge A. Celaya	147%
John P. Daunt	124%
Steven J. Weiskircher	101%
Mark A. Shaffer	92%
Michael G. Lutz	40%
The following award types were granted to our NEOs in fiscal 2020:
Award Type	Vesting Schedule	Performance Goals
FY20 Time-Based Options	12/48th on 1/1/2021 and 1/48th monthly thereafter for 36 months	N/A
FY20 Time-Based RSUs	25% on 1/1/2021 and 25% on each of 1/1/2022, 1/1/2023 and 1/1/2024	N/A
FY20 Performance-Based Options	Vesting from 1/1/2021 through 1/1/2024	Based on the average stock price over the 20 trading days preceding each January 1st, April 1st, July 1st, and October 1st
FY20 Performance-Based RSUs	Vesting from 1/1/2021 through 1/1/2024	Based on the average stock price over the 20 trading days preceding each January 1st, April 1st, July 1st, and October 1st

The number of options and RSUs granted to our NEOs in fiscal 2020 is included in the “Grants of Plan Based Awards for Fiscal 2020” table.
Fiscal 2021 Long-Term Equity Compensation.   In December 2020, the Compensation Committee determined to grant Messrs. Angrick, Celaya, Daunt, Weiskircher and Shaffer a mix of options and RSUs for fiscal 2021. For each of these NEOs, 70% of his equity compensation for fiscal 2021 will be options and 30% will be RSUs. Half of the granted options and RSUs have time-based vesting criteria while the other half have performance-based vesting criteria. The time-based options and RSUs vest over a four year period with 25% vesting on January 1 of each of 2022, 2023, 2024 and 2025. The performance-based options and RSUs vest based on the Company’s achievement of certain stock price appreciation milestones over a four-year period. Mr. Lutz is no longer employed by the Company and will receive no long-term equity compensation for fiscal 2021.
Other Compensation and Benefit Programs
Our NEOs are eligible to participate in benefit plans available to substantially all of our employees, including participation in the Liquidity Services, Inc. 401(k) Profit Sharing and Trust Plan (the “401(k) Plan”), medical insurance, dental insurance, life insurance and disability insurance programs. We do not provide our NEOs with any additional benefits or perquisites not available to all other employees.
Employment Agreements
We have entered into employment agreements with each of our NEOs that provide for, among other things, specified payments in the event of termination of employment under certain circumstances. The terms of these agreements are described under “Employment Agreements” below. The Compensation Committee believes it is important to provide our executives with some measure of financial security in the event that their employment with the Company is terminated without cause or in connection with certain unforeseen circumstances. The Compensation Committee believes that these arrangements encourage an executive to comply with post-termination restrictive non-competition covenants and to cooperate with the Company both before and after the executive’s employment is terminated. The Compensation Committee believes these arrangements are reasonable and that it is beneficial to have agreements in place that specify the exact terms and benefits an executive receives if the Company elects to terminate such executive’s employment. Such agreements encourage executives to make sound decisions in the interest of our long-term performance, regardless of personal employment risk.
Stock Ownership and Anti-Hedging Requirements
In fiscal 2014, the Board adopted a stock ownership policy obligating NEOs to hold a number of shares of our common stock as shown in the below table. Each NEO has five years after such NEO’s date of hire or designation as a NEO to satisfy this requirement. NEOs may not purchase any financial instrument or enter into any transaction that hedges, pledges, or offsets any decrease in the market value of our common stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds) except with the advance approval of the Board. Each of our NEOs has satisfied or is on track to satisfy the stock ownership requirement within the applicable timeframe.
Executive	Ownership Requirement as a Percentage of Base Salary
CEO	600%
Other NEOs	150%
A copy of the Executive Stock Ownership Policy is available under the Investors section of our website at www.liquidityservices.com/investors.
Mr. Angrick is the only NEO that has been provided a limited exception by the Board with respect to pledging. On September 11, 2020, the Board approved Mr. Angrick’s proposed pledge of 1,400,000 shares. In approving this pledge, the Board took note of certain facts and circumstances that helped moderate risk to the Company from the pledge, including: (i) shares pledged by Mr. Angrick would be derived from shares purchased by Mr. Angrick for investment purposes as compared to shares received by Mr. Angrick as executive compensation; (ii) the pledge having a 50% loan-to-value ratio and only requiring funding for the difference between 50% of the original share value at the time of pledge and the then current price; (iii) the limited size of the pledge in reference to Mr. Angrick’s overall holdings; (iv) Mr. Angrick’s lack of reliance on the pledged shares for compliance with the Company’s executive stock holding policy; and (v) the short-term nature of the request, which was to provide collateral for investment purposes for a period of 18 months or less.
Claw-Back Policy
If the Company’s financial statements are restated due to material non-compliance with any financial reporting requirement under applicable securities laws, the Company’s claw-back policy states that bonus and other incentive awards, as well as any performance-based equity awards, are subject to forfeiture and/or recoupment if such awards would have been lower had they been determined or calculated based on the restated results. A copy of the claw-back policy is available under the Investors section of our website at www.liquidityservices.com/investors.
Deductibility of Executive Compensation
As one of the factors in the review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company. The deductibility of some types of compensation for named executive officers depends upon the timing of a named executive officer’s vesting or exercise of previously granted rights. Prior to the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”), compensation that satisfied conditions set forth under Section 162(m) of the Internal Revenue Code to qualify as “performance-based compensation” was not subject to a $1 million limit on deductibility, and the limit did not apply to compensation paid to a company’s Chief Financial Officer. The 2017 Tax Act eliminates the performance-based compensation exception and applies the limit to Chief Financial Officers and certain former executive officers. However, it provides a transition rule with respect to remuneration provided under a written contract which was in effect on November 2, 2017 and which was not materially modified after that date. As a result of these changes, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Chief Executive Officer, Chief Financial Officer and other NEOs covered by the 2017 Tax Act, other than previously granted awards that comply with the transition rules. We continue to monitor the application of Section 162(m) and the associated Treasury regulations on an ongoing basis and the advisability of qualifying executive compensation for deductibility. Notwithstanding the repeal of the exemption for “performance-based compensation,” the Compensation Committee intends to maintain its commitment to structuring the Company’s executive compensation programs in a manner designed to align pay with performance.
Summary Compensation Table
The following table summarizes the compensation of our NEOs, which includes our principal executive officer, our principal financial officer and our three other most highly compensated executive officers serving as of September 30, 2020. It also includes Mr. Lutz, whose employment ended prior to September 30, 2020.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
William P. Angrick, III Chairman and Chief Executive Officer	2020	420,000		614,609	739,525	708,101	10,275	2,492,510
	2019	420,000		181,650	662,719	913,944	107,737	2,286,050
	2018	380,000		74,907	369,777	375,060	22,415	1,222,159
Jorge A. Celaya Chief Financial Officer	2020	373,504		254,495	292,761	335,846	7,258	1,263,864
	2019	366,180		61,950	192,928	424,975	13,610	1,059,643
	2018	359,000		19,001	88,843	214,826	13,087	694,757
John P. Daunt Chief Commercial Officer	2020	318,000		183,147	211,167	232,325	3,903	948,542
	2019	271,798		202,275	224,743	170,105	10,569	879,490
	2018	—		—	—	—	—	—
Steven J. Weiskircher Chief Technology Officer	2020	329,600		153,933	177,554	185,230	10,545	856,862
	2019	—		—	—	—	—	—
	2018	—		—	—	—	—	—
Mark A. Shaffer Chief Legal Officer and Corporate Secretary	2020	322,215		137,641	158,308	181,080	6,749	805,993
	2019	312,830		53,025	164,650	226,912	20,885	778,302
	2018	287,000		11,327	53,271	107,338	10,433	469,369
Michael G. Lutz Former Vice President, Human Resources	2020	287,411		53,933	62,347	—	476,340	880,031
	2019	279,040		47,250	146,942	202,402	13,919	689,553
	2018	—		—	—	—	—	—

(1)
Each of the NEOs contributed a portion of his salary to the 401(k) Plan.

(2)
The amounts reported in these columns reflect the aggregate grant date fair value of options and RSUs granted to each of the NEOs in the years shown, computed in accordance with GAAP, disregarding estimates of forfeitures related to service-based vesting conditions. The amounts reported for performance-based awards were calculated assuming that all applicable performance goals would be achieved. For additional information about these calculations, see the “Grants of Plan-Based Awards for Fiscal 2020” table included in this proxy statement. For additional information about the assumptions used in these calculations, see Note 2 and Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020. At no time, did the Company exceed the aggregate limit on the number of shares available for grant under the LTIP, or any other limits under the LTIP.

(3)
The amounts in the Non-Equity Incentive Plan Compensation column represent the annual cash incentive bonuses described under the section of this proxy statement entitled “Annual Incentive Compensation.” These annual cash bonuses were paid in fiscal 2021 for performance in fiscal 2020.

(4)
The payments listed for fiscal 2020 in the “All Other Compensation” column above reflect the following amounts and, unless noted below, are based upon the actual cost expended by the Company:

For Mr. Angrick, the amount shown includes: $4,975.36 for 401(k) Plan matching contributions, $1,213.86 for short-term and long-term disability insurance premium payments, $1,058.40 for group term life insurance premium payments, and $3,027.24 for cell phone reimbursement.
For Mr. Celaya, the amount shown includes: $4,798.16 for 401(k) Plan matching contributions, $1,312.86 for short-term and long-term disability insurance premium payments, and $1,147.32 for group term life insurance premium payments.
For Mr. Daunt, the amount shown includes: $1,467.69 for 401(k) Plan matching contributions, $1,304.32 for short-term and long-term disability insurance premium payments, and $1,131.12 for group term life insurance premium payments.
For Mr. Weiskircher, the amount shown includes: $7,217.52 for 401(k) Plan matching contributions, $1,316.94 for short-term and long-term disability insurance premium payments, $1,170.00 for group term life insurance premium payments, and $840.06 for cell phone reimbursement.

For Mr. Shaffer, the amount shown includes: $3,470.04 for 401(k) Plan matching contributions, $1,304.98 for short-term and long-term disability insurance premium payments, $1,133.58 for group term life insurance premium payments, and $840.06 for cell phone reimbursement.
For Mr. Lutz, the amount shown includes: $431,116 for his termination payment pursuant to the terms of his Executive Employment Agreement, $37,515.43 for payment of unused paid time off accrued through his termination date, $5,295.71 for 401(k) Plan matching contributions, $1,299.62 for short-term and long-term disability insurance premium payments, and $1,113.30 for group term life insurance premium payments.
Employment Agreements
We have entered into employment agreements with all of our NEOs that provide for, among other things, the term of employment, compensation and benefits payable during the term of the agreement and compensation payable when an executive’s employment is terminated under certain conditions. The Compensation Committee believes it is important to provide our NEOs with some measure of financial security in the event that their employment with the Company is terminated without cause or in connection with certain unforeseen circumstances. The Compensation Committee believes that these arrangements encourage NEOs to comply with post-termination restrictive non-competition covenants and to cooperate with the Company both before and after his employment is terminated. The Compensation Committee believes these arrangements are reasonable and that it is beneficial to have agreements in place that specify the exact terms and benefits a NEO receives if the Company elects to terminate such NEO’s employment. Such agreements encourage NEOs to make sound decisions in the interest of our long-term performance, regardless of personal employment risk.
We also have confidentiality, non-competition and intellectual property agreements with our NEOs. These agreements typically provide that the NEO may not disclose or transfer any of our confidential information to any person, business entity or other organization without authorization from us, and that the NEO may not, during his employment with us and for 24 months thereafter, hire or solicit any of our employees for employment with another person or entity or in any way interfere with the relationship we have with any of our employees, clients, or other business relationships. Further, these agreements also typically provide that the NEO may not, during his employment with us and for up to 24 months thereafter, compete with us. These agreements typically also provide that all ideas, designs, works and inventions made by the NEO in the course of his employment with us are our exclusive property, and that the copyrights of all writings produced by the NEO during the course of his or her work for us are the property of the Company.
Summary of Employment Agreement with William P. Angrick, III.   We entered into an employment agreement with Mr. Angrick effective as of June 13, 2016. The agreement provides that Mr. Angrick will be employed as our Chairman and Chief Executive Officer and that his employment will continue for one year from the effective date, after which it will automatically renew for successive one-year terms until terminated by the Company or Mr. Angrick pursuant to the terms of the agreement. The agreement provides for an initial annual base salary of $380,000, which was approved by the Compensation Committee and which may be increased but not decreased. Mr. Angrick is also eligible for an annual incentive bonus under a sliding scale as approved by the Compensation Committee based upon the achievement of certain performance milestones. He is eligible to receive an added bonus amount for the completion of projects that increase stockholder value, at the discretion of the Compensation Committee. If Mr. Angrick’s employment is terminated because of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts. If Mr. Angrick’s employment is terminated because of disability, he is entitled to his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company.
The agreement further provides that if his employment with the Company is terminated by the Company other than for cause, disability or death, or is terminated by Mr. Angrick for good reason, Mr. Angrick will receive: (1) his base salary through the date of termination and all other unpaid amounts owed under the employment agreement and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to the average annual incentive bonus earned by Mr. Angrick over the previous two fiscal years. All severance payments made by the Company to Mr. Angrick are payable within 30 days of notice of termination.

Summary of Employment Agreement with Jorge A. Celaya.   We entered into an employment agreement with Mr. Celaya effective as of July 20, 2015. The agreement provides that Mr. Celaya will serve as Chief Financial Officer for a period of one year from the effective date, after which the agreement automatically renews for additional one-year terms. The agreement provides for an initial base salary of $350,000, which was approved by the Compensation Committee. Mr. Celaya is also eligible for an annual incentive bonus based upon the achievement of certain performance milestones. Pursuant to the agreement, Mr. Celaya received an initial equity grant of restricted stock with a value of $1,700,000 that vested quarterly over four years. The agreement also provides that Mr. Celaya is eligible to receive additional long-term incentive compensation each year.
If Mr. Celaya’s employment is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the employment agreement. If Mr. Celaya’s employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The agreement also provides that if his employment is terminated by the Company other than for cause, disability or death, or by Mr. Celaya for good reason, in each case not in connection with a corporate transaction, Mr. Celaya is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to the sum of twelve months of his base salary plus an amount equal to his annual target incentive bonus. In addition, the Company will maintain his medical, dental and vision benefits at the same level as if he had continued to remain actively employed with the Company for a period of six months following his termination. If Mr. Celaya’s employment is terminated by the Company other than for cause, disability or death, or by Mr. Celaya for good reason, in each case within the twelve months following a corporate transaction, Mr. Celaya is entitled to receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to eighteen months of his base salary plus an amount equal to 150% of his annual target incentive bonus. In addition, the Company will maintain his medical, dental and vision benefits at the same level as if he had continued to remain actively employed with the Company for a period of six months following his termination. All severance payments made by the Company to Mr. Celaya are payable within 30 days of notice of termination.
Summary of Employment Agreement with John P. Daunt.   We entered into an employment agreement with Mr. Daunt effective as of November 5, 2019. The agreement states that his employment will continue for one year from the effective date, after which it will automatically renew for successive one year terms until terminated by the Company or Mr. Daunt. The agreement provides for an initial annual base salary of $300,000, which may be increased but not decreased without Mr. Daunt’s consent. Mr. Daunt is also eligible for an annual incentive bonus based upon the achievement of certain performance milestones.
The agreement provides that if Mr. Daunt is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the agreement. If Mr. Daunt’s employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The agreement further provides that if his employment is terminated by the Company other than for cause, disability or death, or by Mr. Daunt for good reason, Mr. Daunt will receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to nine months of his base salary.
Summary of Employment Agreement with Steven J. Weiskircher.   We entered into an employment agreement with Mr. Weiskircher on June 13, 2019. The agreement states that his employment will continue for one year from the effective date, after which it will automatically renew for successive one year terms until terminated by either the Company or Mr. Weiskircher. The agreement provides for an initial annual base salary of $320,000, which may be increased but not decreased without Mr. Weiskircher’s consent. The agreement also provides for a special grant of 150,000 shares of restricted stock, half of which are subject to time-based restrictions that lapse equally over a four year period and half of which are subject to performance-based restrictions that lapse based on the Company attaining certain financial targets over a four year period. Mr. Weiskircher is also eligible for a period of three years for annual equity awards with an approximate value of $160,000.

The agreement provides that if Mr. Weiskircher is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the agreement. If Mr. Weiskircher’s employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The agreement further provides that if his employment is terminated by the Company other than for cause, disability or death, or by Mr. Weiskircher for good reason, Mr. Weiskircher will receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to nine months of his base salary.
Summary of Employment Agreement with Mark A. Shaffer.   We entered into an employment agreement with Mr. Shaffer effective as of July 13, 2016. The agreement states that his employment will continue for one year from the effective date, after which it will automatically renew for successive one year terms until terminated by either party. The agreement provides for an initial annual base salary of $220,000, which may be increased but not decreased without Mr. Shaffer’s consent. Mr. Shaffer is also eligible for an annual incentive bonus based upon the achievement of certain performance milestones.
The employment agreement provides that if Mr. Shaffer is terminated as a result of his death, his estate will receive his base salary through the next full calendar month and all other unpaid amounts owed under the employment agreement. If Mr. Shaffer’s employment is terminated because of disability, he is entitled to receive his base salary through the third full calendar month after termination and all other unpaid amounts, provided that his base salary will be reduced by any amounts received under any disability insurance provided by the Company. The employment agreement further provides that if his employment is terminated by the Company other than for cause, disability or death, or by Mr. Shaffer for good reason, Mr. Shaffer will receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to the average annual incentive bonus earned by Mr. Shaffer over the previous two fiscal years.
Summary of Employment Agreement with Michael G. Lutz.   We entered into an employment agreement with Mr. Lutz in connection with his appointment as our Vice President, Human Resources in March 2012. The employment agreement provides that if his employment with the Company is terminated by the Company other than for cause, disability or death or by Mr. Lutz for good reason, Mr. Lutz will receive: (1) his base salary through the date of termination and all other unpaid amounts; and (2) a lump-sum severance package equal to twelve months of his base salary plus an amount equal to the annual target incentive bonus to be earned by Mr. Lutz. Mr. Lutz was terminated by the Company without cause on September 25, 2020. Per the terms of the employment agreement, Mr. Lutz was paid $431,116, which represents twelve months of his base salary plus an amount equal to his annual target bonus for fiscal 2020.
Grants of Plan-Based Awards for Fiscal 2020
The following table provides additional information about plan-based awards granted to our NEOs in fiscal 2020. Our NEOs received five types of plan-based awards in fiscal 2020: annual cash bonuses (the “2020 Cash Award”), time-based stock options (the “2020 Options”), time-based RSU awards (the “2020 RSUs”), performance-based stock options (the “2020 Performance Options”) and performance-based RSU awards (the “2020 Performance RSUs”).

Name	Grant Date	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)	All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards(5) ($/Share)	Grant Date Fair Value of Stock & Option Awards(6) ($)
			Threshold ($)	Target ($)	Maximum ($)	Target (#)
William P. Angrick, III
2020 Cash Award	N/A	12/3/2019	252,000	630,000	1,260,000	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	139,900	$7.36	$384,179
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	54,700	—	—	$365,943
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	139,900	—	—	$7.36	$355,346
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	54,700	—	—	—	$248,666
Jorge A. Celaya
2020 Cash Award	N/A	12/3/2019	119,521	298,803	597,606	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	54,000	$6.69	$145,233
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	22,650	—	—	$151,529
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	54,000	—	—	$6.69	$147,528
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	22,650	—	—	—	$102,966
John P. Daunt
2020 Cash Award	N/A	12/3/2019	82,680	206,700	413,400	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	38,950	$6.69	$104,756
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	16,300	—	—	$109,047
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	38,950	—	$6.69	$106,411
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	16,300	—	—	—	$74,100
Steven J. Weiskircher
2020 Cash Award	N/A	12/3/2019	65,920	164,800	329,600	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	32,750	$6.69	$88,081
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	13,700	—	—	$91,653
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	32,750	—	—	$6.69	$89,473
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	13,700	—	—	—	$62,280
Mark A. Shaffer
2020 Cash Award	N/A	12/3/2019	64,443	161,108	322,215	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	29,200	$6.69	$78,533
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	12,250	—	—	$81,953
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	29,200	—	—	$6.69	$79,775
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	12,250	—	—	—	$55,688
Michael G. Lutz
2020 Cash Award	N/A	12/3/2019	57,482	143,706	287,411	—	—	—	—	—
2020 Options	12/3/2019	12/3/2019	—	—	—	—	—	11,500	$6.69	$30,929
2020 RSUs	12/3/2019	12/3/2019	—	—	—	—	4,800	—	—	$32,112
2020 Performance Options	12/3/2019	12/3/2019	—	—	—	11,500	—	—	$6.69	$31,418
2020 Performance RSUs	12/3/2019	12/3/2019	—	—	—	4,800	—	—	—	$21,821

(1)
Amounts shown represent the threshold, target and maximum awards that could be earned by the NEO as annual incentive compensation for fiscal 2020. Actual bonuses paid for fiscal 2020 are shown in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. For a discussion of this plan, see “Executive Compensation — Annual Incentive Compensation.”

(2)
Amounts shown represent the number of performance-based RSUs or options that could be earned by the NEO if the performance goal described under “Executive Compensation — Long-Term Incentive Compensation” is achieved in full. The performance-based RSUs and options reported in this column were granted under the LTIP.

(3)
These time-based RSUs were granted under the LTIP and vest over a four-year period, with 25% vesting on each of January 1, 2021, January 1, 2022, January 1, 2023 and January 1, 2024.

(4)
The options were granted under the LTIP and vest over a four-year period, with 12/48th vesting on January 1, 2021 and 1/48th vesting each month thereafter for 36 months.

(5)
The options have an exercise price equal to the closing price of our common stock on the grant date, except that the stock options granted to Mr. Angrick have an exercise price equal to 110% of the closing price of our common stock on the grant date.

(6)
The amounts reported in this column for awards represent the full grant date fair value of the awards calculated in accordance with GAAP. The value of the time-based RSUs as of the grant date is calculated by multiplying the closing price of our common shares on the grant date times the number of RSUs awarded. For performance-based RSUs, this value is calculated assuming the maximum performance levels are attained. The value of the time-based options as of the grant date is determined by the Black Scholes model. The value of the performance-based options as of the grant date is determined by an integrated Monte Carlo simulation model assuming the maximum performance levels are attained. For additional information about the assumptions used in these calculations, see Note 2 to the audited consolidated financial statements of the Company in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

The following is a description of material factors necessary to understand the information regarding the awards reflected in the “Grants of Plan-Based Awards for Fiscal 2020” table.
For information regarding the annual incentive compensation plan, please see “Annual Incentive Compensation” above. Awards under this plan are paid in cash.
Stock option awards granted in fiscal 2020 were granted under the LTIP. The LTIP provides that the option price of each option shall be at least the fair market value on the grant date of a share of our common stock; provided, however, that if the grantee is a 10% stockholder, the option price of an option granted to such person will be at least 110% of the fair market value on the grant date. Under the LTIP, the fair market value of a share of common stock is generally the closing price of our common stock on the grant date.
The option awards reflected in the “Grants of Plan-Based Awards for Fiscal 2020” table under “2020 Options” and “2020 Performance Options” are qualified and non-qualified stock options to purchase shares of our common stock approved by the Compensation Committee and granted to the NEOs as a part of our 2020 annual grant of long-term incentive compensation as described above under “Executive Compensation — Long-Term Incentive Compensation”. The options may vest earlier than as set forth in the footnotes above upon a change of control of the Company if the options are not assumed or substituted by the surviving corporation. Unvested options will also vest if the executive is involuntarily terminated by the Company within one year following a change of control. The option term may not exceed 10 years and may be shortened in the event of death, disability or termination of service.
The stock awards reflected in the “Grants of Plan-Based Awards for Fiscal 2020” table under “2020 RSUs” and “2020 Performance Stock Units” are time-based and performance-based RSU awards, respectively, which were approved by the Compensation Committee and granted to the NEOs as a part of our 2020 grants of long-term incentive awards as described above under “Executive Compensation — Long-Term Incentive Compensation”. The RSUs may vest earlier upon a change of control of the Company if the awards are not assumed, continued or substituted by the surviving corporation.
Outstanding Equity Awards at 2020 Fiscal Year End
The following table provides information on the holdings of stock options of each NEO as of September 30, 2020.

Outstanding Option Awards at 2020 Fiscal Year End
Name	Grant Date	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(1) ($)	Option Expiration Date
William P. Angrick, III
	11/30/2010	8,641	—	—	17.02	11/30/2020
	12/2/2011	32,139	—	—	37.72	12/2/2021
	11/27/2012	14,695	—	—	46.72	11/27/2022
	11/27/2013	48,122	—	—	24.19	11/27/2023
	12/22/2015	83,178	—	—	7.29	12/22/2020
	3/24/2016	20,794	—	—	7.29	12/22/2020
	3/3/2017(2)	47,000	1,000	—	9.13	3/3/2022
	3/3/2017(3)	4,800	—	43,200	9.13	3/3/2022
	12/11/2017(4)	63,496	23,584	—	4.92	12/11/2022
	12/11/2017(3)	78,372	—	52,248	4.92	12/11/2022
	12/4/2018(5)	51,750	72,450	—	6.72	12/4/2023
	12/4/2018(3)	—	—	124,200	6.72	12/4/2023
	12/3/2019(6)	—	139,900	—	7.36	12/3/2024
	12/3/2019(3)	—	—	139,900	7.36	12/3/2024
Jorge A. Celaya
	12/22/2015	13,891	—	—	6.63	12/22/2025
	3/24/2016	3,473	—	—	6.63	3/24/2026
	3/3/2017(2)	5,630	120	—	6.63	3/3/2027
	3/3/2017(3)	575	—	5,175	8.30	3/3/2027
	12/11/2017(4)	14,788	5,492	—	4.47	12/11/2027
	12/11/2017(3)	18,282	—	12,168	4.47	12/11/2027
	12/4/2018(5)	15,208	21,292	—	6.11	12/4/2028
	12/4/2018(3)	—	—	36,500	6.11	12/4/2028
	12/3/2019(6)	—	54,000	—	6.69	12/3/2029
	12/3/2019(3)	—	—	54,000	6.69	12/3/2029
John P. Daunt
	10/27/2015	2,500	—	—	8.17	10/27/2025
	12/22/2015	3,756	—	—	6.63	12/22/2025
	3/24/2016	1,252	—	—	6.63	3/24/2026
	2/2/2017(7)	2,252	48	—	10.30	2/2/2027
	2/2/2017(3)	230	—	2,070	10.30	2/2/2027
	7/2/2018(3)	—	—	100,000	6.75	7/2/2028
	12/4/2018(5)	8,667	12,133	—	6.11	12/4/2028
	12/4/2018(3)	—	—	20,800	6.11	12/4/2028
	4/29/2019(8)	6,667	13,333	—	6.58	4/29/2029
	4/29/2019(3)	—	—	20,000	6.58	4/29/2029
	12/3/2019(6)	—	38,950	—	6.69	12/3/2029
	12/3/2019(3)	—	—	38,950	6.69	12/3/2029

Outstanding Option Awards at 2020 Fiscal Year End
Name	Grant Date	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(1) ($)	Option Expiration Date
Steven J. Weiskircher
	12/3/2019(6)	—	32,750	—	6.69	12/3/2029
	12/3/2019(3)	—	—	32,750	6.69	12/3/2029
Mark A. Shaffer
	3/3/2017(2)	5,141	109	—	8.30	3/3/2027
	3/3/2017(3)	525	—	4,725	8.30	3/3/2027
	12/11/2017(4)	8,867	3,293	—	4.47	12/11/2027
	12/11/2017(3)	10,944	—	7,296	4.47	12/11/2027
	12/4/2018(5)	12,979	18,171	—	6.11	12/4/2028
	12/4/2018(3)	—	—	31,150	6.11	12/4/2028
	12/3/2019(6)	—	29,200	—	6.69	12/3/2029
	12/3/2019(3)	—	—	29,200	6.69	12/3/2029
Michael G. Lutz
	11/16/2012	984	—	—	38.09	11/16/2022
	11/24/2013	4,151	—	—	21.99	11/27/2023
	5/15/2015	5,526	—	—	10.41	5/15/2025
	12/22/2015	7,939	—	—	6.63	12/22/2025
	3/24/2016	1,985	—	—	6.63	3/24/2026
	3/3/2017	2,889	—	—	8.3	3/3/2027
	3/3/2017	295	—	—	8.3	3/3/2027
	12/11/2017	7,993	—	—	4.47	12/11/2027
	12/11/2017	9,792	—	—	4.47	12/11/2027
	12/4/2018	11,583	—	—	6.11	12/4/2028

(1)
The closing price of our common stock on the grant date is the exercise price for stock options, except stock options granted to Mr. Angrick. The exercise price for Mr. Angrick’s outstanding stock options is 110% of the closing price of our common stock on the grant date.

(2)
These are time-based options that vest as follows: 37.50% vested on April 1, 2018 and thereafter, 2.083% vest each month for 30 months.

(3)
These options vest based on the achievement of certain financial milestones. These options will vest in installments at the end of each fiscal year as and when we achieve certain pre-established performance goals.

(4)
These are time-based options that vest as follows: 31.25% vested on January 1, 2019 and thereafter, 2.083% vest each month for 33 months.

(5)
These are time-based options that vest as follows: 25% vested on January 1, 2020 and thereafter, 25% vest on each of January 1, 2021, January 1, 2022 and January 1, 2023.

(6)
These are time-based options that vest as follows: 25% vested on January 1, 2021 and thereafter, 2.08% vest each month for 36 months.

(7)
These are time-based options that fully vested on October 1, 2020.

(8)
These are time-based options that vest as follows: 25% vested on May 1, 2020 and thereafter, 25% vest on each of May 1, 2021, May 1, 2022 and May 1, 2023.

The following table provides information on the holdings of stock awards of each NEO as of September 30, 2020.
Outstanding Stock Awards at 2020 Fiscal Year End
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
William P. Angrick, III
	3/3/2017	18,812	140,338	—	—
	3/3/2017	—	—	67,725	505,229
	12/11/2017	4,100	30,586	—	—
	12/11/2017	—	—	4,920	36,703
	12/4/2018	12,975	96,794	—	—
	12/4/2018	—	—	17,300	129,058
	12/3/2019	54,700	408,062	—	—
	12/3/2019	—	—	54,700	408,062
Jorge A. Celaya
	3/3/2017	2,425	18,091	—	—
	3/3/2017	—	—	8,730	65,126
	12/11/2017	1,040	7,758	—	—
	12/11/2017	—	—	1,248	9,310
	12/4/2018	4,425	33,011	—	—
	12/4/2018	—	—	5,900	44,014
	12/3/2019	22,650	168,969	—	—
	12/3/2019	—	—	22,650	168,969
John P. Daunt
	2/2/2017	962	7,177	—	—
	2/2/2017	—	—	3,465	25,849
	3/15/2018	4,028	30,049	—	—
	3/15/2018	—	—	4,834	36,062
	12/4/2018	2,512	18,740	—	—
	12/4/2018	—	—	3,350	24,991
	4/29/2019	11,250	83,925	—	—
	4/29/2019	—	—	15,000	111,900
	12/3/2019	16,300	121,598	—	—
	12/3/2019	—	—	16,300	121,598
Steven J. Weiskircher
	8/5/2019	56,250	419,625	—	—
	8/5/2019	—	—	75,000	559,500
	12/3/2019	13,700	102,202	—	—
	12/3/2019	—	—	13,700	102,202

Outstanding Stock Awards at 2020 Fiscal Year End
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Mark A. Shaffer
	3/3/2017	2,212	16,502	—	—
	3/3/2017	—	—	7,965	59,419
	12/11/2017	620	4,625	—	—
	12/11/2017	—	—	744	5,550
	12/4/2018	3,787	28,251	—	—
	12/4/2018	—	—	5,050	37,673
	12/3/2019	12,250	91,385	—	—
	12/3/2019	—	—	12,250	91,385

(1)
These amounts refer to time-based restricted stock awards granted under the LTIP, which vest over a four-year period in 25% installments.

(2)
These amounts refer to performance-based restricted stock awards granted under the LTIP, which vest, if at all, based on the Company’s achievement of certain financial performance goals. These awards will vest in installments as and when we achieve certain pre-established financial goals.

Option Exercises and Stock Vested During Fiscal 2020
The following table shows the stock options that were exercised, and the restrictions on RSUs that lapsed, during fiscal 2020 for each of our NEOs. The values shown below are before payment of any applicable withholding tax and/or broker commissions.
	Option Awards		RSU Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
William P. Angrick, III	—	—	78,565	$560,402
Jorge A. Celaya	—	—	60,355	$442,381
John P. Daunt	—	—	21,290	$146,529
Steven J. Weiskircher	—	—	18,750	$135,188
Mark A. Shaffer	—	—	10,578	$69,680
Michael G. Lutz	—	—	7,663	$53,950

(1)
The value realized on exercise is calculated as the difference between (A) either (i) the actual sales price of the shares underlying the options exercised if the shares were immediately sold upon exercise or (ii) the closing price of the shares underlying options exercised if the shares were not immediately sold after exercise and (B) the applicable exercise price of the options.

(2)
The value realized on vesting is calculated by multiplying (A) the closing price of a common share on the vesting date and (B) the number of shares acquired on vesting before withholding taxes.

Potential Payments upon Termination of Employment and Change of Control
Payments upon Termination of Employment.   We have entered into employment agreements with each of our NEOs that provide compensation upon certain triggering events that result in termination of employment. These agreements are described under “Employment Agreements” above and summarized in the table below.
	Termination (other than for cause or by employee without good reason)(1)	Death	Disability
Severance	Lump-Sum Cash Payment(2)	Base salary through the next full calendar month	Base salary through the third full calendar month after termination, reduced by any amounts received under any disability insurance provided by the Company.
Time-Based Options and RSUs	Unvested amounts do not accelerate.
Performance-Based Options and RSUs	Unvested amounts do not accelerate.

(1)
For information with respect to terminations following a change in control, see “Change of Control Arrangements” below.

(2)
If terminated other than for cause, death or disability or by the employee without good reason, (a) each of Mr. Angrick and Mr. Shaffer is entitled to 12 months base salary plus the average of his last two annual incentive bonuses; (b) Mr. Celaya is entitled to 12 months base salary plus the amount of his target bonus; and (c) each of Mr. Daunt and Mr. Weiskircher is entitled to 9 months base salary. In addition, the Company is required to maintain Mr. Celaya’s medical, dental and vision benefits for a period of six months. For additional information, please see “Employment Agreements” above.

Change of Control Arrangements
Employment Agreements.   With the exception of Mr. Celaya, we do not provide change of control benefits to our NEOs under their respective employment agreements. See “Summary of Employment Agreement with Jorge A. Celaya”.
Stock Options and Restricted Stock.   Our NEOs hold unvested options and RSUs under the LTIP. The LTIP contains provisions regarding the treatment of any unvested options and RSUs in connection with a change of control of the Company. In the event of a “corporate transaction”, provision will be made in writing for the assumption or continuation of options and RSUs theretofore granted (and any other outstanding equity awards that may have been granted under the LTIP), or for the substitution for such options and RSUs (and any other outstanding equity awards that may have been granted under the LTIP) for new options and RSUs relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the LTIP, options and RSUs theretofore granted will continue in the manner and under the terms so provided; provided, however, that if the successor entity refuses to assume or substitute the awards, (i) all outstanding RSUs will be deemed to have vested and the shares of stock subject thereto will be delivered immediately prior to the occurrence of such corporate transaction, and (ii) either of the following two actions will be taken:
(A) fifteen days prior to the scheduled consummation of the corporate transaction, all outstanding options will become immediately exercisable and will remain exercisable for a period of fifteen days, or
(B) the Board may elect, in its sole discretion, to cancel any outstanding awards of options and/or restricted stock and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of restricted stock, equal to the formula or fixed price per share paid to holders of shares of our common stock in the transaction and, in the case of options, equal to the product of the number of shares of our common stock subject to the option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of our common stock pursuant to such transaction exceeds (II) the option exercise price applicable to such Award Shares.
With respect to the Company’s establishment of an exercise window, (i) any exercise of an option during such fifteen-day period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (ii) upon consummation of any corporate transaction the LTIP, and all outstanding but unexercised options, will terminate.
Qualifying Termination Following a Change of Control.   In the event that outstanding awards are assumed or substituted by a successor entity and a NEO experiences a termination without cause or for good reason within one year following the occurrence of the corporate transaction, all outstanding RSUs will be deemed to have vested and the shares of our common stock subject thereto will be delivered upon such termination and all outstanding options will become immediately exercisable and remain exercisable for a period of one year following such termination, or until the expiration date of such option, if earlier. For this purpose, “good reason” generally means a voluntary resignation of the NEO following a material adverse change in the NEO’s position, duties or responsibilities, a reduction in base salary, receipt of a notice that the NEO’s principal workplace will be relocated more than 50 miles or a material breach by the Company of the NEO’s employment agreement.
Under the LTIP, a “corporate transaction” generally means (1) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (2) the sale of substantially all of the assets of the Company or (3) any transaction which results in any person or entity (other than persons who are stockholders or affiliates of the Company immediately prior to the transaction) owning 50% or more of the combined voting power of all of the classes of stock of the Company. If the options are assumed or continued by the surviving company, or the surviving company substitutes the options with a substantially equivalent option, then no such acceleration of vesting or cancellation of options shall occur.
The post-termination payments table below quantifies the compensation that would have become payable under existing plans and arrangements if each NEO’s employment had terminated on September 30, 2020 upon certain triggering events. All values were calculated as of September 30, 2020 based on the closing price of our common stock on the last trading day of fiscal 2020 ($7.46). These amounts are estimates only, as the actual obligation can only be determined at the time of a NEO’s separation from the Company. The amounts described below are in addition to benefits that are generally available to our employees such as distributions under our 401(k) plan, life insurance, disability benefits and accrued vacation.

	Type of Termination
Name	Death(1)	Disability(2)	By Company with Cause or By the Executive without Good Reason	By Company without Cause or By the Executive with Good Reason	By Company without Cause or By the Executive with Good Reason following a Corporate Transaction	Retirement
William P. Angrick, III
Salary	$70,000	$140,000	—	$420,000	$420,000	—
Bonus	—	—	—	$811,022	$811,022	—
Option Awards	—	—	—	—	—	—
Stock Awards(3)	—	—	—	—	$1,754,831	—
TOTAL	$70,000	$140,000	—	$1,231,022	$2,985,853	—
Jorge A. Celaya
Salary	$62,251	$124,501	—	$373,504	$560,256	—
Bonus	—	—	—	$298,803	$448,205	—
Health Benefits(4)	—	—	—	$7,733	$7,733	—
Option Awards	—	—	—	—	—	—
Stock Awards(3)	—	—	—	—	$515,247	—
TOTAL	$62,251	$124,501	—	$680,040	$1,531,441	—
John P. Daunt
Salary	$53,000	$106,000	—	$238,500	$238,500	—
Bonus	—	—	—	—	—	—
Option Awards	—	—	—	—	—	—
Stock Awards(3)	—	—	—	—	$581,887	—
TOTAL	$53,000	$106,000	—	$238,500	$820,387	—
Steven J. Weiskircher
Salary	$54,933	$109,867	—	$247,200	$247,200	—
Bonus	—	—	—	—	—	—
Option Awards	—	—	—	—	—	—
Stock Awards(3)	—	—	—	—	$1,183,529	—
TOTAL	$54,933	$109,867	—	$247,200	$1,430,729	—
Mark A. Shaffer
Salary	$53,703	$107,405	—	$322,215	$322,215	—
Bonus	—	—	—	$175,592	$175,592	—
Option Awards	—	—	—	—	—	—
Stock Awards(3)	—	—	—	—	$334,790	—
TOTAL	$53,703	$107,405	—	$497,807	$832,597	—

(1)
Upon termination of employment as a result of death, the NEO is entitled to continued salary through the next full month following the date of termination. The amount shown in this column is the maximum payment that will be paid and represents two months’ base salary.

(2)
Upon termination of employment as a result of disability, the NEO is entitled to continued salary through the third full month following the date of termination. The amount shown in this column is the maximum payment that will be paid and represents four months’ base salary. This amount may be reduced by the amount of any disability benefit payments from insurance provided by the Company.
(3)
The amounts reflected in this table for “Stock Awards” are based on the number of unvested RSUs held by the NEO as of the last day of fiscal 2020, multiplied by the closing price of our common stock on the last day of fiscal 2020 ($7.46). This calculation assumes that, pursuant to the LTIP, such unvested RSUs were deemed vested as a result of a corporate transaction.

(4)
Pursuant to Mr. Celaya’s employment agreement, the Company is required to maintain his medical, dental and vision benefits at the same level as if he had continued to remain actively employed with the Company for a period of six months following termination by the Company without cause or by Mr. Celaya for good reason. The amount reflected in this table is the cost of six months of COBRA payments for Mr. Celaya.

Pay Ratio Disclosure
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of William P. Angrick, III, our CEO. For fiscal 2020, our last completed fiscal year, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees (other than our CEO) was approximately 27 to 1.
To determine the pay ratio, we compared the annual total compensation of our CEO to the annual total compensation of our median employee as of September 30, 2020, the last date of our most recently completed fiscal year. We determined the median employee by taking these steps:
First, we analyzed our employee population. As of September 30, 2020, our employee population consisted of 574 individuals located in nine countries. The vast majority (98.6%) of our employee population was located in five countries (United States, Canada, United Kingdom, China and Germany).
Second, we determined which employees to exclude from our identification of our median employee as permitted by SEC rules. We determined to exclude all employees located outside of our five main countries due to the small number of employees in each country. A total of eight employees, constituting less than 1.4% of our employees as of September 30, 2020, were excluded due to geographic location. These employees were located in the following countries: Austria, France, the Philippines and Spain.
Third, we compared the base salary of our employees (other than the CEO and those employees excluded due to geographic location as described above) as reflected in our payroll records for fiscal 2020, which was our measurement period. We selected base salary as our compensation measure because it is readily available in our existing payroll systems, consistently calculated for each employee, and a reasonable proxy for total compensation for purposes of determining the median employee.
Once we identified our median employee, we calculated such employee’s annual total compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in that employee’s annual total compensation of $92,507. The median employee’s annual total compensation includes salary and overtime pay, incentive payments and company matching contributions to the 401(k) Plan. With respect to the CEO, we used the amount reported as total compensation in the Summary Compensation Table included in this proxy statement ($2,492,510). Any estimates and assumptions used to calculate total annual compensation are described in footnotes to the Summary Compensation Table. We then used the annual total compensation of the median employee and of our CEO to calculate the pay ratio (approximately 27 to 1).
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

COMPENSATION COMMITTEE
Compensation Committee Report
The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this proxy statement with management and based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.
Compensation Committee
Beatriz V. Infante, Chair
Phillip A. Clough
Katharin S. Dyer
Edward J. Kolodzieski
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee in fiscal 2020 were Mr. Clough, Ms. Dyer, Ms. Infante and Mr. Kolodzieski. Ms. Dyer joined the Compensation Committee effective January 1, 2020. No member of the Compensation Committee has been an officer or employee of the Company or any of our subsidiaries at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or our Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information
Shares of our common stock are authorized for issuance to directors, employees and consultants under the LTIP. We have also issued shares under our 2005 Stock Option and Incentive Plan in the past. We will not make any further awards under the 2005 plan. Both of these plans have been approved by our stockholders. With our acquisition of Machinio Corp. (“Machinio”) in 2018 (the “Acquisition”), we assumed the 2014 Machinio Corp. Stock Incentive Plan (the “Machinio Plan”). After we assumed the Machinio Plan, we issued awards under it to Machinio employees that became our employees as a result of the Acquisition. We do not intend to issue any further awards under the Machinio Plan. The Machinio Plan was approved by Machinio’s stockholders prior to the Acquisition, but it was not approved by our stockholders as permitted by applicable Nasdaq rules. Additional information regarding the Machinio Plan is provided below. The following table provides information as of September 30, 2020 regarding outstanding options and shares reserved for issuance under the LTIP and the Machinio Plan.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,374,717(1)	8.58(2)	3,087,929(3)
Equity compensation plans not approved by security holders(4)	246,482(5)	1.14(2)	—
Total	4,621,199	8.54	3,087,929

(1)
Includes 1,316,374 unvested shares of restricted stock outstanding as of September 30, 2020 that were issued pursuant to awards granted under the LTIP.

(2)
Only outstanding option awards were used in computing the average exercise price of outstanding options.

(3)
Shares available for future awards under the LTIP may be granted as stock options, restricted stock or RSUs.

(4)
The Machinio Plan was assumed by the Company in connection with the Acquisition. The Machinio Plan was approved by Machinio’s stockholders before the Acquisition but was not approved by the Company’s stockholders as permitted by applicable rules. There are no securities remaining available for future issuance under the Machinio Plan.

(5)
Includes 228,911 unvested shares of restricted stock outstanding as of September 30, 2020 that were issued pursuant to awards granted under the Machinio Plan.

2014 Machinio Corp. Stock Incentive Plan
We assumed the Machinio Plan in connection with the Acquisition on July 10, 2018. The Machinio Plan permits the grant of stock option, restricted stock and unrestricted stock awards to Machinio’s officers, employees, directors and consultants. A person is not eligible to receive an award under the Machinio Plan if such person was employed, immediately before the Acquisition, by the Company or any of its subsidiaries.
As of July 10, 2018, all outstanding, vested, in-the-money options under the Machinio Plan were converted into the right to receive cash, net of exercise price. In-the-money unvested stock options were converted into non-qualified options to purchase the Company’s common stock. Out-of-the-money options were cancelled. We also assumed the Machinio Plan and the remaining shares reserved for issuance under the Machinio Plan were converted into shares of the Company’s common stock. These shares were issued under the Machinio Plan to employees of Machinio immediately following the Acquisition as restricted stock awards. A copy of the Machinio Plan is included as Exhibit 10.1 to the Company’s Form S-8 Registration Statement filed with the SEC on July 10, 2018. We do not intend to grant any future awards under the Machinio Plan.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
Under Exchange Act Rule 14a-8, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2022 Annual Meeting of Stockholders, the proposal must comply with Rule 14a-8 and must be received by us at our principal executive offices at 6931 Arlington Road, Suite 200, Bethesda, MD 20814, to the attention of the Corporate Secretary, no later than September 27, 2021.
In addition, our bylaws contain certain procedures that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders, other than non-binding proposals presented under Exchange Act Rule 14a-8. These procedures provide that for nominations or other business to be properly brought before an annual meeting by a stockholder:
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the stockholder must have given timely notice thereof in writing to our Corporate Secretary;

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such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware;

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if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided us with a Solicitation Notice, as that term is defined below, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of our voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of our voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice; and

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if no Solicitation Notice has been timely provided, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice.

To be timely, a stockholder’s notice must be delivered to our Corporate Secretary at our principal executive offices not less than 90 or more than 120 days prior to the first anniversary of the date of the preceding year’s Annual Meeting of Stockholders. Therefore, in order to be considered timely with respect to the 2022 Annual Meeting of Stockholders, it must be received no earlier than October 28, 2021 and no later than November 27, 2021.
If, however, the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 70 days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder must be delivered no earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of:
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the 90th day prior to such Annual Meeting, or

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the 10th day following the day on which public announcement of the date of such meeting is first made.

In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period or extend any time period for the giving of a stockholder’s notice as described above.
In addition, notwithstanding the above timelines, in the event that the number of directors to be elected to the Board is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the date of the preceding year’s Annual Meeting of Stockholders, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first made such public announcement.

Such notice shall set forth the following information:
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as to each person who the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to being named in the proxy statement as nominee and to serve as director if elected;

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as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

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as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

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the name and address of such stockholder, as they appear on our books, and of such beneficial owner;

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the class and number of shares of our stock that are owned beneficially and of record by such stockholder and such beneficial owner; and

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a representation that either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees (an affirmative statement of such intent is referred to as a “Solicitation Notice”).

If any proposed nomination or business is not in compliance with the foregoing procedures, the chairman of the meeting has the power to declare that any defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.
Stockholders must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. These procedures do not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ANNUAL REPORT
Our Annual Report to stockholders on Form 10-K for the fiscal year ended September 30, 2020 is included with these proxy materials. A copy of our Annual Report, including the financial statements and the financial statement schedules included therein, is also available without charge by visiting our website, www.liquidityservices.com, or upon written request to us at Liquidity Services, Inc., 6931 Arlington Road, Suite 200, Bethesda, MD 20814, Attn: Corporate Secretary. The Company’s copying costs will be charged if copies of exhibits to the Annual Report are requested.

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Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board recommends a vote FOR the nominees listed and FOR Proposals 2 and 3.1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Katharin S. Dyer 02 - Patrick W. Gross 03 - Beatriz V. Infante 2. Ratification of Appointment of Ernst & Young LLP as For Against Abstain 3. Approval of an Advisory Resolution on Executive Compensation For Against Abstain Independent Registered Public Accounting Firm B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — Liquidity Services, Inc.ANNUAL MEETING OF STOCKHOLDERSFEBRUARY 25, 2021Solicited on behalf of the Board of Directors of Liquidity Services, Inc.William P. Angrick, III and Mark A. Shaffer, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidity Services, Inc. to be held on February 25, 2021 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder in accordance with the specifications made on the reverse side. If no such directions are indicated, the Proxies will have authority to vote FOR all of the nominees listed and FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Please sign on the reverse side and return this proxy in the enclosed envelope.Please date, sign and mail your proxy card in the envelope provided as soon as possible.